UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23369

HIGHLAND GLOBAL ALLOCATION FUND

(Exact name of registrant as specified in charter)

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

NexPoint Asset Management, L.P.

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (877)  665-1287

Date of fiscal year end: September 30

Date of reporting period: September 30, 2025

Item 1. Reports to Stockholders.

(a)	A copy of the Annual Report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith.

(b)	Not applicable.

SEPTEMBER 30, 2025 ANNUAL REPORT

Highland Global Allocation Fund

Highland Global Allocation Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

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Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

Portfolio Manager Commentary (unaudited)

September 30, 2025	Highland Global Allocation Fund

Performance Overview

For the twelve months ended September 30, 2025 (the “Period”), the Highland Global Allocation Fund (the “Fund”) experienced a total market price return of +31.43% and a total NAV return of +25.84%. The Fund’s benchmark, the FTSE All World Index returned +17.81%.

Manager Discussion

During the Period, the Fund’s principal investment themes encompassed real estate, telecommunications, and energy sectors, with utilities and energy emerging as significant contributors to overall performance. Conversely, private real estate investments and short positions in single-name equities were notable detractors.

MidWave Wireless remained the Fund’s largest holding, and continued to slightly detract from performance during the Period. As a privately held nationwide licensee of wireless spectrum, MidWave Wireless manages assets integral to daily communication for most individuals. Spectrum refers to the radio frequencies that underpin all wireless communications, regulated by the Federal Communications Commission (FCC), which administers spectrum allocation for non-federal uses primarily through competitive auctions. Access to spectrum can also be facilitated via the secondary market, enabling licensees like MidWave Wireless to transfer, sell, or lease spectrum rights, in whole or in part.

The valuation of MidWave Wireless is anchored in two primary spectrum assets: (i) a 1.7 GHz band license covering 11 of the top 30 U.S. markets and approximately 19% of the national population; and (ii) a flexible-use license for 8 MHz in the 1.4 GHz band, which spans the entire country and currently supports wireless medical telemetry services. The designation of flexible use for the 1.4 GHz band, effective August 29, 2023, positions MidWave to leverage its spectrum for a broader array of services and emerging technologies.

ANNUAL REPORT | 1

Portfolio Manager Commentary (unaudited) (concluded)

September 30, 2025	Highland Global Allocation Fund

	AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Year	10 Year	Since Inception

Highland Global Allocation Fund	25.84%	16.57%	7.48%	6.31%

FTSE All World Index	17.81%	14.06%	12.44%	8.03%

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares. Performance results reflect the contractual waivers and/or reimbursements of fund expenses by the Advisor. Absent this limitation, performance results would have been lower. The Expense Cap expired on January 31, 2019.

Effective on February 13, 2019, the Highland Global Allocation Fund converted from an open-end fund to a closed-end fund, and began trading on the NYSE under the symbol HGLB on February 19, 2019. The performance data presented above reflects that of Class Z shares of the Fund when it was an open-end fund, HCOYX. Month-end returns since March 2019 reflect market prices. The closed-end Fund pursues the same investment objective and strategy as it did before its conversion.

The performance data quoted here represents past performance and is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.nexpointassetmgmt.com.

Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. The Fund invests in growth stocks that may be more volatile because they are more sensitive to market conditions. The Fund invests in mid-cap companies which may entail greater risks and less liquidity due to narrower product lines and more limited resources than larger companies. The Fund may invest in foreign securities which may cause more volatility and less liquidity due to currency changes, political instability and accounting differences. The Fund’s investments in derivatives may involve more volatility and less liquidity because of the risk that an investment may not correlate to the performance of the underlying securities.

Mutual fund investing involves risk including the possible loss of principal.

ANNUAL REPORT | 2

Fund Profile (unaudited)

Highland Global Allocation Fund

Objective

Highland Global Allocation Fund seeks to provide long-term growth of capital and future income (future income means the ability to pay dividends in the future).

Net Assets as of September 30, 2025

$313.8 million

Portfolio Data as of September 30, 2025

The information below provides a snapshot of Highland Global Allocation Fund at the end of the reporting period. Highland Global Allocation Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Security Classifications as of 09/30/2025(1)%

U.S. Equity	47.6
U.S. Senior Loans	13.6
U.S. Preferred Stock	9.9
U.S. Registered Investment Companies	8.7
Non-U.S. Equity	8.7
U.S. LLC Interest	8.2
U.S. Warrants	5.2
U.S. Master Limited Partnership	3.4
Non U.S. Sovereign Bonds	3.0
U.S. Cash Equivalent	2.6
Non-U.S. Registered Investment Company	1.1
Other (each less than 1.0%)	0.6
Other Investments and Assets & Liabilities	(12.6)

Top 10 Holdings as of 9/30/2025 (2)%

MidWave Wireless, Inc. (fka Terrestar Corp.) (U.S. Equity)	25.8
MidWave Wireless, Inc. (fka Terrestar Corp.), Term Loan A, 1st Lien 13.00%, 2/27/2028 (U.S. Senior Loans)	9.1
Fermi, LLC 15.00% (U.S. Preferred Stock)	7.1
NexPoint Event Driven Fund (U.S. Registered Investment Companies)	5.7
Fermi, LLC (U.S. Warrants)	5.2
Vistra Corp. (Non-U.S. Equity)	4.2
NexPoint Real Estate Finance, Inc., REIT (U.S. Equity)	4.1
GAF REIT Sub III, LLC (U.S. LLC Interest)	3.5
Energy Transfer L.P. (U.S. Master Limited Partnership)	3.4
Whitestone, REIT (U.S. Equity)	3.4

(1)	Security classifications are calculated as a percentage of total net assets and net of long and short positions.

(2)	Top 10 holdings are calculated as a percentage of total net assets.

ANNUAL REPORT | 3

Financial Statements (unaudited)

September 30, 2025	Highland Global Allocation Fund

A GUIDE TO UNDERSTANDING THE FUND’S FINANCIAL STATEMENTS

Investment Portfolio	The Investment Portfolio details the Fund’s holdings and its market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.
Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.
Statement of Operation	This statement reports income earned by the Fund and the expenses incurred by each Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.
Statements of Changes in Net Assets	This statement details how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.
Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.
Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).
Notes to Financial Statements	These notes disclose the organizational background of the Fund, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

ANNUAL REPORT | 4

Investment Portfolio

As of September 30, 2025	Highland Global Allocation Fund

Principal Amount ($)		Value ($)
U.S. Equity – 54.0%
COMMUNICATION SERVICES – 27.4%
169,531	MidWave Wireless, Inc. (fka Terrestar Corp.) (a)(b)(c)(d)(e)	80,978,177
189,945	Telesat (e)(f)	5,033,543

		86,011,720

CONSUMER DISCRETIONARY – 2.7%
221,500	Victoria’s Secret (e)(f)	6,011,510
73,632	YETI Holdings (e)(f)	2,443,110

		8,454,620

CONSUMER STAPLES – 2.5%
54,732	Lamb Weston Holdings (f)	3,178,834
187,800	Reynolds Consumer Products (f)	4,595,466

		7,774,300

ENERGY – 3.0%
250,000	Green Plains, Inc. (e)(f)	2,197,500
27,302	Phillips 66 (f)	3,713,618
357,484	Talos Energy, Inc. (e)(f)	3,428,272

		9,339,390

FINANCIALS – 0.9%
116,480	Ready Capital, REIT (g)	450,778
100,000	TXSE Group, Inc. (a)(b)(e)	2,300,000

		2,750,778

HEALTHCARE – 1.0%
232,800	Heron Therapeutics, Inc. (e)(f)	293,328
181,376	Sotera Health (e)(f)	2,853,044

		3,146,372

INDUSTRIALS – 1.3%
80,000	CSX Corp. (f)	2,840,800
28,561	KBR (f)	1,350,650

		4,191,450

MATERIALS – 2.9%
57,750	International Paper Co. (f)	2,679,600
730,484	MPM Holdings, Inc. (d)(e)	3,652,420
64,000	Smurfit WestRock PLC (f)	2,724,480

		9,056,500

REAL ESTATE – 12.3%
56,000	Alexandria Real Estate Equities, REIT (f)	4,667,040
8,055	City Office, REIT (f)	56,063
655,435	NexPoint Diversified Real Estate Trust, REIT (c)(f)	2,418,555
901,385	NexPoint Real Estate Finance, Inc., REIT (c)(f)	12,781,644
195,363	NexPoint Residential Trust, Inc., REIT (c)(f)	6,297,959
417,500	Seritage Growth Properties (e)(f)	1,774,375
875,255	Whitestone, REIT, Class B (f)	10,748,131

		38,743,767

	Total U.S. Equity (Cost $148,227,001)	169,468,897

Principal Amount ($)		Value ($)
U.S. Senior Loans (h) – 13.6%
COMMUNICATION SERVICES – 9.4%
28,768,842	MidWave Wireless, Inc. (fka Terrestar Corp.), Term Loan A, 1st Lien, 13.00% PIK 02/27/28 (a)(b)(c)	28,797,611
574,239	MidWave Wireless, Inc. (fka Terrestar Corp.), Term Loan J, 1st Lien, 13.00% PIK 12/31/25 (a)(b)(c)	574,813

		29,372,424

REAL ESTATE – 4.2%
2,000,000	GAF NSP Promisory Note, 9.00% (a)(b)(c)	1,985,000
5,000,000	NexPoint SFR Operating Partnership L.P., 7.50% 05/24/27 (a)(b)(c)	4,877,500
8,500,000	NXDT Hospitality Holdco LLC Promissory Note, Term Loan, 1st Lien, 5.50% 02/22/27 (a)(b)(c)	6,511,000

		13,373,500

	Total U.S. Senior Loans (Cost $44,837,513)	42,745,924

Shares
U.S. Preferred Stock – 9.9%
ENERGY – 7.1%
15,197	Fermi, LLC (i)	22,218,394

FINANCIALS – 0.2%
25,000	First Horizon (f)(i)	634,415

HEALTHCARE – 1.3%
202,684	Apnimed, Series C-1 (a)(b)(e)(i)	2,545,711
108,098	Apnimed, Series C-2 (a)(b)(e)(i)	1,515,534

		4,061,245

REAL ESTATE – 1.3%
239,774	Braemar Hotels & Resorts, Inc. (e)(i)	3,893,930
13,831	NexPoint Diversified Real Estate Trust, REIT (c)(f)(i)	197,092

		4,091,022

	Total U.S. Preferred Stock (Cost $22,038,021)	31,005,076

U.S. Registered Investment Companies – 8.7%
1,334,005	Highland Opportunities and Income Fund (c)(f)	8,470,932
1,038,669	NexPoint Event Driven Fund, Class Z (c)	17,740,464
64,025	NexPoint Merger Arbitrage Fund, Class Z (c)	1,276,015

	Total U.S. Registered Investment Companies (Cost $27,364,243)	27,487,411

Non-U.S. Equity – 8.7%
COMMUNICATION SERVICES – 0.0%
77,866	Grupo Clarin, Class B (e)(j)	99,566

ENERGY – 1.9%
35,800	Targa Resources (f)(j)	5,997,932
121	Transocean (e)(f)(j)	378

		5,998,310

SEE GLOSSARY ON PAGE 9 FOR ABBREVIATIONS ALONG WITH ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Investment Portfolio (continued)

As of September 30, 2025	Highland Global Allocation Fund

Shares		Value ($)
FINANCIALS – 0.1%
24,300	Grupo Supervielle ADR (f)(j)	120,285
3,995	StoneCo, Class A (e)(f)(j)	75,545

		195,830

HEALTHCARE – 0.0%
10,445	HLS Therapeutics, Inc. (e)(j)	42,668

INDUSTRIALS – 0.7%
60,593	GL Events (j)	2,212,640

MATERIALS – 0.3%
18,886	Amrize Ltd. (e)(f)(j)	923,911

UTILITIES – 5.7%
202,250	Central Puerto ADR (f)(j)	1,620,023
75,000	RWE (j)	3,338,618
66,500	Vistra Corp. (f)(j)	13,028,680

		17,987,321

	Total Non-U.S. Equity (Cost $12,640,365)	27,460,246

U.S. LLC Interest – 8.2%
REAL ESTATE – 8.2%
1,147,062	GAF REIT (a)(b)(c)(e)	10,133,820
349	GAF REIT Sub II, LLC (a)(b)(c)(e)	4,568,219
156,528	GAF REIT Sub III, LLC (a)(b)(c)(e)	10,907,751

	Total U.S. LLC Interest (Cost $27,727,643)	25,609,790

Unites
U.S. Warrants – 5.2%
ENERGY – 5.2%
1,200,000	Fermi, LLC (e)	16,188,000

	Total U.S. Warrants (Cost $–)	16,188,000

Shares
U.S. Master Limited Partnership – 3.4%
ENERGY – 3.4%
627,440	Energy Transfer L.P. (f)	10,766,870

	Total U.S. Master Limited Partnership (Cost $8,225,864)	10,766,870

Principal Amount ($)
Non-U.S. Sovereign Bonds – 3.0%
72,559	Argentine Republic Government International Bond 1.00%, (05/15/2024) (j)	53,255
19,000,000	3.50%, (05/15/2024)(j)(k)	9,330,900

	Total Non-U.S. Sovereign Bonds (Cost $11,518,168)	9,384,155

Shares
Non-U.S. Registered Investment Company – 1.1%
10,000	BB Votorantim Highland Infrastructure, LLC (a)(b)(c)	3,314,135

	Total Non-U.S. Registered Investment Company (Cost $4,574,500)	3,314,135

Principal Amount ($)		Value ($)
U.S. Corporate Bonds & Notes – 0.2%
COMMUNICATION SERVICES – 0.2%
	iHeartCommunications, Inc.
304,583	9.13%, 05/01/29 (f)	275,056
467,594	10.88%, 05/01/30 (f)	315,115

		590,171

	Total U.S. Corporate Bonds & Notes (Cost $706,766)	590,171

U.S. Asset-Backed Security – 0.1%
	CFCRE Commercial Mortgage Trust,
	Series 2017-C8, Class D
250,000	3.00%, 05/15/2024	218,110

	Total U.S. Asset-Backed Security (Cost $226,412)	218,110

Contracts
U.S. Purchased Call Options(e) – 0.1%
	Total U.S. Purchased Call Options (Cost $278,250)	202,500

Units
U.S. RIGHTS – 0.0%
FINANCIALS – 0.0%
116,480	Ready Capital (a)(b)(e)	—

HEALTHCARE – 0.0%
2,156,000	Paratek Pharmaceuticals (a)(b)(e)(f)	172,480

	Total U.S. Rights (Cost $–)	172,480

Principal Amount ($)
U.S. REPURCHASE AGREEMENTS – 0.2%
249,000	Citadel Securities LLC 4.270%, dated 09/30/2025 to be repurchased on 10/01/2025, repurchase price $249,030 (collateralized by U.S. Government obligations, ranging in par value $14 - $30,569, 0.000% - 4.104%, 11/15/2025 - 08/15/2055; with total market value $254,010)(l)(m)	249,000
39,180	HSBC Securities USA, Inc. 4.210%, dated 09/30/2025 to be repurchased on 10/01/2025, repurchase price $39,185 (collateralized by U.S. Government obligations, ranging in par value $108 - $15,154, 0.000% - 4.000%, 07/15/2026 - 08/15/2054; with total market value $39,964)(l)(m)	39,180
73,810	JP Morgan Securities LLC 4.200%, dated 09/30/2025 to be repurchased on10/01/2025, repurchase price $73,819 (collateralized by U.S. Government obligations, ranging in par value $4,944 - $68,239, 4.125% - 4.500%, 12/31/2031 – 05/31/2032; with total market value $75,286)(l)(m)	73,810

SEE GLOSSARY ON PAGE 9 FOR ABBREVIATIONS ALONG WITH ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Investment Portfolio (continued)

As of September 30, 2025	Highland Global Allocation Fund

Principal Amount ($)		Value ($)
102,048	Natwest Markets Securities, Inc. 4.190%, dated 09/30/2025 to be repurchased on10/01/2025, repurchase price $102,060 (collateralized by U.S. Government obligations, ranging in par value $26 - $4,515, 0.000% - 6.625%, 11/18/2025 - 08/15/2055; with total market value $104,089)(l)(m)	102,048
32,843	RBC Dominion Securities, Inc. 4.190%, dated 09/30/2025 to be repurchased on 10/01/2025, repurchase price $32,847 (collateralized by U.S. Government obligations, ranging in par value $4 - $7,852, 0.000% - 4.750%, 10/23/2025 - 08/15/2055; with total market value $33,500)(l)(m)	32,843

	Total U.S. Repurchase Agreements (Cost $496,881)	496,881

Shares
U.S. CASH EQUIVALENT – 2.6%
MONEY MARKET FUND (n) – 2.6%
8,225,889	Dreyfus Treasury Obligations Cash Management, Institutional Shares 4.000%	8,225,889

	Total U.S. Cash Equivalent (Cost $8,225,889)	8,225,889

Total Investments – 119.0%		373,336,535

(Cost $317,087,516)
SECURITIES SOLD SHORT – (6.4)%
U.S. EQUITY – (6.4)%
COMMUNICATION SERVICES – (2.8)%
(7,452)	Netflix, Inc. (o)	(8,934,352)

CONSUMER DISCRETIONARY – (1.2)%
(8,400)	Tesla, Inc. (o)	(3,735,648)

CONSUMER STAPLES – (0.3)%
(4,000)	WD-40 Co.	(790,400)

ENERGY — (1.2)%
(8,981)	Marathon Petroleum	(1,730,998)
(11,713)	Valero Energy	(1,994,255)

		(3,725,253)

HEALTHCARE — (0.4)%
(5,493)	STERIS PLC	(1,359,188)

INDUSTRIALS — (0.5)%
(15,929)	Maximus	(1,455,433)

	Total U.S. Equity (Proceeds $9,200,318)	(20,000,274)

	Total Securities Sold Short - (6.4)% (Proceeds $9,200,318)	(20,000,274)

Other Assets & Liabilities, Net – (12.6)% (p)		(39,499,748)

Net Assets – 100.0%		313,836,513

(a)

Securities with a total aggregate value of $159,181,751, or 50.7% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Financial Statements for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(b)

Represents fair value as determined by the Investment Adviser pursuant to the policies and procedures approved by the Board of Trustees (the “Board”). The Board has designated the Investment Adviser as “valuation designee” for the Fund pursuant to Rule 2a-5 of the Investment Company Act of 1940, as amended. The Investment Adviser considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $159,181,751, or 50.7% of net assets, were fair valued under the Fund’s valuation procedures as of September 30, 2025. Please see Notes to Financial Statements.

(c)	Affiliated issuer. Assets with a total aggregate fair value of $201,830,687, or 64.3% of net assets, were affiliated with the Fund as of September 30, 2025.
(d)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the policies and procedures established by the Board. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Fair Value at Period End	Percent of Net Assets
MidWave Wireless, Inc. (fka Terrestar Corp.)	Common Stock	5/15/2019	$48,015,561	$80,978,177	25.8%
MPM Holdings, Inc.	Common Stock	11/14/2014	$—	$3,652,420	1.2%

(e)	Non-income producing security.
(f)	All or part of this security is pledged as collateral for short sales. The fair value of the securities pledged as collateral was $113,394,831.
(g)

Securities (or a portion of securities) on loan. As of September 30, 2025, the fair value of securities loaned was $450,778. The loaned securities were secured with cash and/or securities collateral of $496,881. Collateral is calculated based on prior day’s prices.

(h)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the Secured Overnight Financing Rate (“SOFR”) or (iii) the Certificate of Deposit rate. As of September 30, 2025, the SOFR 1 Month and SOFR 3 Month rates were 4.31% and 4.35%, respectively. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay,

SEE GLOSSARY ON PAGE 9 FOR ABBREVIATIONS ALONG WITH ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Investment Portfolio (concluded)

As of September 30, 2025	Highland Global Allocation Fund

whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.
(i)	Perpetual security with no stated maturity date.
(j)

As described in the Fund’s prospectus, a company is considered to be a non-U.S. issuer if the company’s securities principally trade on a market outside of the United States, the company derives a majority of its revenues or profits outside of the United States, the company is not organized in the United States, or the company is significantly exposed to the economic fortunes and risks of regions outside the United States.

(k)	Step Coupon Security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(l)	Tri-Party Repurchase Agreement.
(m)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of September 30, 2025 was $496,881.
(n)	Rate reported is 7 day effective yield.
(o)	No dividend payable on security sold short.
(p)	As of September 30, 2025, $20,048,565 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.

Purchased options contracts outstanding as of September 30, 2025 were as follows:

Description	Exercise Price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
PURCHASED CALL OPTIONS:
Chicago Board Options Exchange Volatility Index	$20.00	Pershing	December 2025	750	$1,221,000	$278,250	$202,500

SEE GLOSSARY ON PAGE 9 FOR ABBREVIATIONS ALONG WITH ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Glossary: (abbreviations that may be used in the preceding statements)

Other Abbreviations:

ADR	American Depositary Receipt
CFCRE	Center for Commercial Real Estate
LLC	Limited Liability Company
L.P.	Limited Partnership
PIK	Payment-in-Kind
REIT	Real Estate Investment Trust

ANNUAL REPORT | 9

Statement of Assets and Liabilities

As of September 30, 2025	Highland Global Allocation Fund

	($	)
Assets
Investments, at value†	162,783,078
Affiliated investments, at value (Note 9)	201,830,687

Total Investments, at value	364,613,765
Cash equivalent (Note 2)	8,225,889
Repurchase agreements, at value	496,881
Cash	156,052
Restricted Cash — Securities Sold Short (Note 2)	20,048,565
Foreign currency, at value (Note 2)	4,012
Foreign tax reclaim receivable	39,761
Due from broker	31,049
Receivable for:
Dividends and interest	4,208,074
Reinvested distributions	294,752
Prepaid expenses and other assets	11,799

Total assets	398,130,599

Liabilities:
Securities sold short, at value (Proceeds from securities sold short $9,200,318 (Notes 2))	20,000,274
Due to broker	63,452,451
Payable for:
Investments purchased	98,057
Collateral from securities loaned (Note 4)	496,881
Investment advisory and administration fees (Note 6)	61,454
Accounting services fees	92,343
Transfer agent fees	16,362
Reports to shareholders	17,350
Accrued expenses and other liabilities	58,914

Total liabilities	84,294,086

Net Assets	313,836,513

Net Assets Consist of:
Paid-in capital	680,378,455
Total accumulated loss	(366,541,942)

Net Assets	313,836,513

Investments, at cost	125,276,237
Affiliated investments, at cost (Note 9)	183,088,509
Cash equivalent, at cost (Note 2)	8,225,889
Repurchase agreements, at cost	496,881
Foreign currency, at cost (Note 2)	91,794

Common Shares
Shares outstanding ($0.001 par value; unlimited shares authorized)	23,380,083
Net asset value, offering and redemption price per share	13.42
† Includes fair value of securities on loan	450,778

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS | 10

Statement of Operations

For the year ended September 30, 2025	Highland Global Allocation Fund

($ )
Investment Income:
Income:
Dividends from unaffiliated issuers	3,359,108
Dividends from affiliated issuers (Note 9)	1,961,467
Less: Foreign taxes withheld	(9,635)
Securities lending income (Note 4)	893
Interest from unaffiliated issuers	1,611,634
Interest from affiliated issuers (Note 9)	1,835,543
Paid in-kind interest income from affiliated issuers (Note 9)	4,136,356

Total income	12,895,366

Expenses:
Investment advisory (Note 6)	1,127,625
Accounting services fees	258,135
Advisor Administration fees (Note 6)	9,505
Transfer agent fees	95,808
Legal fees	240,033
Registration fees	30,261
Audit and tax compliance fees	200,370
Interest expense and commitment fees	1,602,815
Insurance	59,382
Trustees fees (Note 6)	104,056
Reports to shareholders	109,000
Custodian/wire agent fees	14,047
Dividends and fees on securities sold short (Note 2)	151,894
Other	160,186

Total expenses before waiver and reimbursement	4,163,117

Less: Expenses waived or borne by the adviser and administrator	(345,216)

Net expenses	3,817,901

Net investment income	9,077,465

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments from unaffiliated issuers	19,169,136
Investments from affiliated issuers (Note 9)	55,441
Securities sold short (Note 2)	(3,945,871)
Written options contracts (Note 3)	10,400
Foreign currency related transactions (Note 2)	(47,773)

Net realized gain	15,241,533

Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	28,029,225
Investments in affiliated issuers (Note 9)	19,651,217
Securities sold short (Note 2)	(4,253,719)
Foreign currency related translations (Note 2)	869

Net change in unrealized appreciation (depreciation)	43,427,592

Net realized and unrealized gain (loss)	58,669,125

Total increase in net assets resulting from operations	67,746,590

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS | 11

Statements of Changes in Net Assets

Highland Global Allocation Fund

	Year Ended September 30, 2025 ($)	Year Ended September 30, 2024 ($)
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	9,077,465	8,768,714
Net realized gain (loss)	15,241,533	(3,113,556)
Net change in unrealized appreciation (depreciation)	43,427,592	27,052,003

Net increase in net assets resulting from operations	67,746,590	32,707,161

Distributions Declared to Common Shareholders:
Distributions	(12,402,975)	(8,550,227)
Return of capital	(11,591,905)	(13,836,577)

Decrease resulting from distributions	(23,994,880)	(22,386,804)

Increase in net assets from operations and distributions	43,751,710	10,320,357

Share transactions:
Value of distributions reinvested Shares of closed-end fund	3,109,262	2,700,077

Net increase from shares transactions	3,109,262	2,700,077

Total increase in net assets	46,860,972	13,020,434

Net Assets
Beginning of year	266,975,541	253,955,107

End of year	313,836,513	266,975,541

Capital Stock Activity - Shares
Shares of closed-end fund:
Issued for distribution reinvested	379,884	351,358

Net increase in fund shares	379,884	351,358

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS | 12

Statement of Cash Flows

For the year ended September 30, 2025	Highland Global Allocation Fund

$
Cash Flows (Used In)/Provided By Operating Activities:
Net increase in net assets resulting from operations	67,746,590

Adjustments to Reconcile Net Increase in Net Assets to Cash (Used In)/Provided By Operating Activities:
Purchases of investment securities from unaffiliated issuers	(88,270,045)
Purchases of investment securities from affiliated issuers	(13,352,198)
Proceeds from disposition of investment securities from unaffiliated issues	86,674,979
Proceeds from disposition of investment securities from affiliated issues	3,477,206
Proceeds from return of capital of investment securities from unaffiliated issues	343,409
Proceeds from return of capital of investment securities from affiliated issues	3,063,182
Purchases of securities sold short	(32,179,966)
Proceeds of securities sold short	33,767,722
Net proceeds received on written options contracts	10,400
Amortization of premiums from unaffiliated issuers	(325,226)
Amortization of premiums from affiliated issuers	(1,860)
Net realized (gain) loss on investments from unaffiliated issuers	(19,169,136)
Net realized (gain) loss on investments from affiliated issuers	(55,441)
Net realized (gain) loss on securities sold short, written options contracts and foreign currency related transactions	3,983,244
Net change in unrealized (appreciation)/depreciation on investments, affiliated investments, securities sold short, and translation on assets and liabilities denominated in foreign currency	(43,427,592)
(Increase) Decrease in receivable for dividends and interest	(1,393,984)
(Increase) Decrease in foreign tax reclaims receivable	(10,952)
(Increase) Decrease in due from broker	(31,049)
(Increase) Decrease in prepaid expenses and other assets	17,716
Increase (Decrease) in due to broker	38,100,788
Increase (Decrease) in payable upon receipt of securities on loan	496,869
Increase (Decrease) in payable for investment advisory and administration fees	68,863
Increase (Decrease) in payable for reports to shareholders	1,736
Increase (Decrease) in payable for transfer agent fees	(11,105)
Increase (Decrease) in payable for legal fees and audit fees	(82,043)
Increase (Decrease) in accrued expenses and other liabilities	32,404

Net cash flow provided by operating activities	39,474,511

Cash Flows (Used In)/Provided By Financing Activities:
Repurchase agreements	(496,869)
Distributions paid in cash	(20,959,512)

Net cash flow used in financing activities	(21,456,381)

Effect of exchange rate changes on cash	(46,904)

Net change in Cash, Restricted Cash, and Foreign Rates on Cash	17,971,226

Cash, Cash Equivalent, Restricted Cash, and Foreign Currency:
Beginning of year	10,463,292

End of year	28,434,518

End of Year Cash Balances:
Cash equivalent	8,225,889
Cash	156,052
Restricted Cash	20,048,565
Foreign Currency	4,012

End of year	28,434,518

Supplemental disclosure of cash flow information:
Reinvestment of distributions	3,109,262

Paid in-kind interest income	4,136,356

Cash paid during the year for interest expense and commitment fees	1,602,815

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS | 13

Financial Highlights

Highland Global Allocation Fund

Selected data for a share outstanding throughout each year is as follows:

	For the Years Ended September 30,
	2025	2024	2023	2022	2021

Net Asset Value, Beginning of Year	$11.61	$11.21	$11.49	$11.76	$9.45

Income from Investment Operations:

Net investment income(a)	0.39	0.38	0.43	0.29	0.38

Net realized and unrealized gain	2.46	1.00	0.29	0.38	2.82

Total from Investment Operations	2.85	1.38	0.72	0.67	3.20

Less Distributions Declared to shareholders:

From net investment income	(0.54)	(0.37)	(0.44)	(0.33)	(0.28)

From return of capital	(0.50)	(0.61)	(0.56)	(0.61)	(0.61)

Total distributions declared to shareholders	(1.04)	(0.98)	(1.00)	(0.94)	(0.89)

Net Asset Value, End of Year(b)	$13.42	$11.61	$11.21	$11.49	$11.76

Total Return(b)	25.84%	12.90%	6.30%	5.31%	35.13%

Ratios to Average Net Assets:(c)

Net Assets, End of Year (000’s)	$313,837	$266,976	$253,955	$256,748	$259,472

Gross expenses(d)(e)	1.48%	1.62%	2.07%	1.16%	1.01%

Net investment income	3.22%	3.38%	3.71%	2.34%	3.48%

Portfolio turnover rate	27%	13%	10%	31%	17%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)	All ratios for the period have been annualized, unless otherwise indicated.
(d)	Supplemental expense ratios are shown below:
(e)	Includes dividends and fees on securities sold short.

Supplemental Expense Ratios:

	For the Years Ended September 30,
	2025	2024	2023		2022	2021

Net expenses (net of waiver/reimbursement, if applicable, but gross of all other expenses)(f)	1.35%	1.51%	1.95%		1.01%	0.88%

Interest expense and commitment fees	0.57%	0.80%	1.19%		0.28%	0.15%

Dividends and fees on securities sold short	0.05%	0.01%	—	%(g)	0.01%	0.01%

(f)	This includes the voluntary elected waiver by the Investment Adviser during the period, which resulted in a 0.12% impact to the net expenses ratio.
(g)	Less than 0.005%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS | 14

Notes to Financial Statements

September 30, 2025	Highland Global Allocation Fund

Note 1. Organization

Highland Global Allocation Fund (the “Fund”) is organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. This report covers information for the year ended September 30, 2025.

On November 8, 2018, shareholders of the Fund approved a proposal authorizing the Board of Trustees (the “Board”) of the Fund to convert the Fund from an open-end fund to a closed-end fund at a special meeting of shareholders. The Board took action to convert the Fund to a closed-end fund effective shortly after 4:00 p.m. Eastern Time on February 14, 2019 (the “Conversion Date”). The Fund also effected an approximately 1-for-1.4217 reverse stock split of the Fund’s issued and outstanding shares on February 14, 2019, thereby reducing the number of shares outstanding. Shareholders were paid cash for any fractional shares resulting from the reverse stock split. The Fund began listing its shares for trading on the New York Stock Exchange (the “NYSE”) on February 19, 2019 under the ticker symbol “HGLB”. The Fund may issue an unlimited number of common shares, par value $0.001 per share (“Common Shares”). Prior to the Conversion Date, the Fund issued Class A, Class C, and Class Y shares.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Segment Reporting

The Fund adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard resulted in new financial statement disclosures and did not affect the Fund’s financial position or its results of operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available.

The portfolio managers, as a team, have been identified as the CODM for the Fund. Through its management, investment, and operating functions, the portfolio managers are responsible for assessing performance and making decisions about resource allocation for the Fund. The CODM has determined that the Fund has a single operating segment based on the fact that the CODM monitors the operating results of the Fund as a whole and that the Fund’s long-term strategic asset allocation is predetermined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the Fund’s Investment Portfolio, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and Financial Highlights.

Use of Estimates

The Fund is an investment company that follows the investment company accounting and reporting guidance of FASB Accounting Standards Codification (“ASC”) Topic 946 Financial Services — Investment Companies applicable to investment companies. The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires the Investment Adviser to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases or decreases in net assets from operations during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Valuation of Investments

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated NexPoint as the Fund’s valuation designee to perform the fair valuation determination for securities and other assets held by the Fund. NexPoint acting through its “Valuation Committee”, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of

ANNUAL REPORT | 15

Notes to Financial Statements (continued)

September 30, 2025	Highland Global Allocation Fund

NexPoint and certain of NexPoint’s affiliated companies and determines fair value and oversees the calculation of the Fund’s Net Asset Value (“NAV”). The Valuation Committee is subject to Board oversight and certain reporting and other requirements intended to provide the Board the information it needs to oversee NexPoint’s fair value determinations.

The Fund’s investments are recorded at fair value. In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies and procedures adopted by NexPoint and approved by the Board. Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV, will be valued by the Fund at fair value, as determined by the Valuation Committee in good faith in accordance with policies and procedures established by NexPoint and approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Valuation Committee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases,

ANNUAL REPORT | 16

Notes to Financial Statements (continued)

September 30, 2025	Highland Global Allocation Fund

investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of September 30, 2025, the Fund’s investments consisted of senior loans, asset-backed securities, bonds and notes, common stocks, preferred stocks, LLC interests, master limited partnerships, registered investment companies, cash equivalents, repurchase agreements, purchased call options, rights, warrants and securities sold short. The fair value of the Fund’s loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Senior loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks, registered investment companies, rights and warrants that are not actively traded on national exchanges, are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option. At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities.

ANNUAL REPORT | 17

Notes to Financial Statements (continued)

September 30, 2025	Highland Global Allocation Fund

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s assets and liabilities as of September 30, 2025, is as follows:

	Total value at September 30, 2025	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Highland Global Allocation Fund

Assets

U.S. Equity

Communication Services	$86,011,720	$5,033,543	$—	$80,978,177

Consumer Discretionary	8,454,620	8,454,620	—	—

Consumer Staples	7,774,300	7,774,300	—	—

Energy	9,339,390	9,339,390	—	—

Financials	2,750,778	450,778	—	2,300,000

Healthcare	3,146,372	3,146,372	—	—

Industrials	4,191,450	4,191,450	—	—

Materials	9,056,500	5,404,080	3,652,420	—

Real Estate	38,743,767	38,743,767	—	—

U.S. Senior Loans

Communication Services	29,372,424	—	—	29,372,424

Real Estate	13,373,500	—	—	13,373,500

U.S. Preferred Stock

Energy	22,218,394	—	22,218,394	—

Financials	634,415	634,415	—	—

Healthcare	4,061,245	—	—	4,061,245

Real Estate	4,091,022	4,091,022	—	—

U.S. Registered Investment Companies	27,487,411	27,487,411	—	—

Non-U.S. Equity

Communication Services	99,566	99,566	—	—

Energy	5,998,310	5,998,310	—	—

Financials	195,830	195,830	—	—

Healthcare	42,668	42,668	—	—

Industrials	2,212,640	2,212,640	—	—

Materials	923,911	923,911	—	—

Utilities	17,987,321	17,987,321	—	—

U.S. LLC Interest	25,609,790	—	—	25,609,790

U.S. Warrants

Energy	16,188,000	—	16,188,000	—

U.S. Master Limited Partnerships

Energy	10,766,870	10,766,870	—	—

Non-U.S. Sovereign Bonds	9,384,155	—	9,384,155	—

Non-U.S. Registered Investment Company	3,314,135	—	—	3,314,135

U.S. Corporate Bonds & Notes

Communication Services	590,171	—	590,171	—

U.S. Asset-Backed Security	218,110	—	218,110	—

U.S. Purchased Call Options	202,500	202,500	—	—

U.S. Rights

Financials	—	—	—	—^

Healthcare	172,480	—	—	172,480

U.S. Repurchase Agreements	496,881	—	496,881	—

U.S. Cash Equivalent	8,225,889	8,225,889	—	—

Total Assets	373,336,535	161,406,653	52,748,131	159,181,751

ANNUAL REPORT | 18

Notes to Financial Statements (continued)

September 30, 2025	Highland Global Allocation Fund

	Total value at September 30, 2025	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Liabilities

Securities Sold Short

U.S. Equity

Communication Services	$(8,934,352)	$(8,934,352)	$—	$—

Consumer Discretionary	(3,735,648)	(3,735,648)	—	—

Consumer Staples	(790,400)	(790,400)	—	—

Energy	(3,725,253)	(3,725,253)	—	—

Healthcare	(1,359,188)	(1,359,188)	—	—

Industrials	(1,455,433)	(1,455,433)	—	—

Total Liabilities	(20,000,274)	(20,000,274)	—	—

Total	$353,336,261	$141,406,379	$52,748,131	$159,181,751

^	Includes a security with a value of $0.

The table below sets forth a summary of changes in the Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the year ended September 30, 2025.

	Balance as of September 30, 2024 $		Transfers Into Level 3 $	Transfers Out of Level 3 $	Accrued Discounts (Premiums) $	Distribution to Return Capital $	Realized Gain (Loss) $	Net Change in Unrealized Appreciation (Depreciation) $	Purchases $	Sales $	Balance as of September 30, 2025 $		Change in Unrealized Appreciation (Depreciation) from Investments held at September 30, 2025 $

U.S. Equity

Communication Services	53,336,148		—	—	—	—	—	27,642,029	—	—	80,978,177		27,642,029

Financials	1,000,000		—	—	—	—	—	1,300,000	—	—	2,300,000		1,300,000

U.S. Senior Loans

Communication Services	25,255,677		—	—	1,860	—	—	60,358	4,054,529	—	29,372,424		60,358

Real Estate	11,346,250		—	—	—	—	—	27,250	2,000,000	—	13,373,500		27,250

U.S. Preferred Stock

Healthcare	3,951,661		—	—	—	—	—	109,584	—	—	4,061,245		109,584

U.S. LLC Interests

Real Estate	36,139,507		—	—	—	(2,471,500)	(311,803)	(4,269,208)	—	(3,477,206)	25,609,790		(4,720,858)

Non-U.S. Registered Investment Company	3,271,300		—	—	—	—	—	42,835	—	—	3,314,135		42,835

U.S. Rights

Financials	—	[1]	—	—	—	—	—	—	—	—	—	[1]	—

Healthcare	172,480		—	—	—	—	—	—	—	—	172,480		—

Total	134,473,023		—	—	1,860	(2,471,500)	(311,803)	24,912,848	6,054,529	(3,477,206)	159,181,751		24,461,198

[1]	This category includes securities with a value of zero.

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates without observable inputs and may not be executable prices. In light of the developing market conditions, the

Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

For the year ended September 30, 2025, there were no transfers in to or out of Level 3 for the Fund.

ANNUAL REPORT | 19

Notes to Financial Statements (continued)

September 30, 2025	Highland Global Allocation Fund

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Fair Value at September 30, 2025 $	Valuation Technique	Unobservable Inputs	Input Value(s) (Arithmetic Mean)

U.S. Equity	83,278,177	Multiples Analysis	Unadjusted Price/ MHz-PoP	$0.10 - $1.25 ($0.64)

		Discounted Cash Flow	Discount Rate	13% - 15% (14.0%)

		Transaction Indication of Value	Enterprise Value ($mm)	$1,258.50

			Offer Price per Share	$23.00

U.S. Senior Loans	42,745,924	Discounted Cash Flow	Discount Rate	6.08% - 17.75% (11.88%)

U.S. Preferred Stock	4,061,245	Transaction Indication of Value	Enterprise Value ($mm)	$389.90 - $428.60 ($409.30)

		Option Pricing Model	Volatilty	70% - 90% (80%)

U.S. LLC Interest	25,609,790	Discounted Cash Flow	Discount Rate	7.00% - 13.00% (9.25%)

		Direct Capitalization Method	Capitalization Rates	5.00% - 6.00% (5.45%)

		Net Asset Value	Discount Rate	5.00% - 10.00% (7.50%)

			Capitalization Rates	4.50% - 5.00% (4.75%)

Non-U.S. Registered Investment Company	3,314,135	Net Asset Value	N/A	N/A

U.S. Rights	172,480	Transaction Indication of Value	N/A	N/A

	159,181,751

The significant unobservable inputs used in the fair value measurement of the Fund’s common equity securities are: unadjusted price/MHz-PoP multiple, discount rate, enterprise value, and offer price per share. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Fund’s senior loan is: discount rate. Significant increases (decreases) in this input in isolation could result in a significantly lower (higher) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Fund’s preferred equity securities are: enterprise value and volatility. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Fund’s LLC interests are: discount rate and capitalization rate. A significant increase (decrease) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

In addition to the unobservable inputs utilized for various valuation methodologies, the Investment Adviser frequently uses a combination of two or more valuation methodologies to determine fair value for a single holding. In such instances, the Investment Adviser assesses the methodologies and ascribes weightings to each methodology. The weightings ascribed to any individual methodology ranged from as low as 25% to as high as 100% as of September 30, 2025. The selection of weightings is an inherently subjective process, dependent on professional judgement. These selections may have a material impact to the concluded fair value for such holdings.

Certain Illiquid Positions Classified as Level 3

As of September 30, 2025, the Fund held an investment in the common shares of MidWave Wireless, Inc. (“MidWave”) valued at $80,978,177, or 25.8% of net assets, and U.S. Senior Loans valued at $29,372,424 or 9.4% of net assets. MidWave does not currently generate revenue and primarily derives its value from holding licenses of two wireless spectrum assets. The license with respect to one such spectrum asset was previously terminated by the FCC and subsequently restored on April 30, 2020 on a limited conditional basis. The restoration of such license, in current form, requires MidWave to meet certain deployment milestones for wireless medical telemetry service (“WMTS”) during a 39-month period. Upon satisfaction of the deployment milestones, MidWave, as it stands today, will be able use such spectrum for other services

ANNUAL REPORT | 20

Notes to Financial Statements (continued)

September 30, 2025	Highland Global Allocation Fund

besides WMTS as long as those services do not interfere with WMTS and MidWave continues to provide WMTS.

As of now, if MidWave is unsuccessful in satisfying such deployment milestones, or if other services cannot be implemented in a manner that does not interfere with WMTS, the value of the MidWave equity would likely be materially negatively impacted. In determining the fair value of MidWave, the Investment Adviser has assigned a high probability of success on both conditions based on consultation with the company and its consultants.

The Fund may hold other illiquid positions that are classified as Level 3 that are not described here. Please see Note 7 for additional disclosure of risks from investments in illiquid securities.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains (losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available and is verified. Interest income is recorded on the accrual basis.

Accretion of discount on taxable bonds and loans is computed to the maturity date, while amortization of premium on taxable bonds and loans is computed to the earliest call date, both using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Return of Capital Reclassification

Adjustment to income is associated with return of capital from income received in prior period. Information related to these adjustments was not received until after the finalization of the prior period financial statements.

U.S. Federal Income Tax Status

The Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Investment Adviser has analyzed the Fund’s tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Fund’s financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Fund declares and pays investment income distributions quarterly. The Fund typically declares and pays distributions from net realized capital gains in excess of capital loss carryforwards annually.

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the Fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and/or sub-custodian bank(s), cash equivalents, foreign currency and restricted cash held at broker(s).

ANNUAL REPORT | 21

Notes to Financial Statements (continued)

September 30, 2025	Highland Global Allocation Fund

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates fair value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report. These balances may exceed the federally insured limits under the Federal Deposit Insurance Corporation (“FDIC”).

Foreign Currency

Accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, a Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investment Portfolio. Cash held as collateral for securities sold short is classified as restricted cash on the Statement of Assets and Liabilities, as applicable. Restricted cash in the amount of $20,048,565 was held with the broker for the Fund. Additionally, securities valued at $113,394,831 were posted in the Fund’s segregated account for collateral for short sales. The Fund’s loss on a short sale could be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction break-up fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are nonrecurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.

Note 3. Derivative Transactions

The Fund is subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing its investment objective. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Options

The Fund may utilize options on securities or indices to varying degrees as part of its principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price

ANNUAL REPORT | 22

Notes to Financial Statements (continued)

September 30, 2025	Highland Global Allocation Fund

or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by a Fund expires unexercised, a Fund realizes on the expiration date a capital gain equal to the premium received by a Fund at the time the option was written. If an option purchased by a Fund expires unexercised, a Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. A Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

The Fund may invest in written options to provide leveraged short exposure and purchased options to provide leveraged long exposure, to the underlying equity, which is consistent with the investment strategies of the Fund. As of September 30, 2025, the Fund held no written option contracts.

Swap Contracts

The Fund may use swaps as part of its investment strategy or to manage their exposure to interest, commodity, and currency rates as well as adverse movements in the debt and equity markets. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities, respectively, and amortized over the life of the swap. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities.

Premiums paid or received are recognized as realized gain or loss in the Statement of Operations. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument; for example, the agreement to pay interest in exchange for a market or commodity-linked return based on a notional amount. To the extent the total return of the market or commodity-linked index exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty. Periodic payments received or made by the Fund are recorded in “Net realized gain (loss) on swap contracts” on the accompanying Statements of Operations and Changes in Net Assets as realized gains or losses, respectively. As of September 30, 2025, the Fund held no open swap contracts.

Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objective or policies. This creates leverage for the Fund because the cash received can be used to purchase other securities.

A reverse repurchase transaction is a repurchase transaction in which the Fund is the seller of securities or other assets and agrees to repurchase them at a date certain or on demand. Pursuant to the Repurchase Agreement, the Fund may agree to sell securities or other assets to Mizuho Securities for an agreed upon price (the “Purchase Price”), with a simultaneous agreement to repurchase such securities or other assets from Mizuho Securities for the Purchase Price plus a price differential that is economically similar to interest. The price differential is negotiated for each transaction. This creates leverage for the Fund because the cash received can be used to purchase other securities.

The Fund did not have any investments in reverse repurchase agreements during the year ended September 30, 2025.

Additional Derivative Information

The Fund is required to disclose; a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of

ANNUAL REPORT | 23

Notes to Financial Statements (continued)

September 30, 2025	Highland Global Allocation Fund

derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Fund related to the derivatives.

To reduce counterparty credit risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allows the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC derivative positions in forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover its net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

Certain ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported in restricted cash on the Statement of Assets and Liabilities. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

The fair value of derivative instruments on the Statement of Assets and Liabilities have the following risk exposure at September 30, 2025:

	FAIR VALUE

	Asset Derivatives		Liability Derivatives
Equity Price Risk	$202,500	(1)	$—

(1)	Statement of Assets and Liabilities location: Investments, at value, amounting to $162,783,078. Purchased options only.

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2025, is as follows:

	Net Realized Gain/(Loss) on Derivatives		Net Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Equity Price Risk	$(124,300	)(1)(2)	$(75,750	)(3)

(1)	Statement of Operations location: Net realized gain (loss) on Investments from unaffiliated issuers amounting to $19,169,136.
(2)	Statement of Operations location: Net realized gain (loss) on Written options contracts amounting to $10,400.
(3)	Statement of Operations location: Net change in unrealized appreciation (depreciation) from unaffiliated issuers amounting to $28,029,225.

The average monthly volume of derivative activity for the year ended September 30, 2025 is as follows:

	Units/ Contracts	Market Value
Purchased Options Contracts	321	$85,083

Written Options Contracts	(67)	(1,867)

Note 4. Securities Lending

The Fund has a securities lending agreement with The Bank of New York Mellon (“BNY” or the “Lending Agent”).

Securities lending transactions are entered into by the Fund under the Securities Lending Agreement, (“SLA”) which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund. The following is a

ANNUAL REPORT | 24

Notes to Financial Statements (continued)

September 30, 2025	Highland Global Allocation Fund

summary of securities lending agreements held by the Fund, with cash collateral of overnight maturities and non-cash collateral which would be subject to offset as of September 30, 2025:

Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received(1)	Value of Non-Cash Collateral Received(1)	Net Amount

$450,778	$450,778	$—	$—

(1)

Collateral received in excess of fair value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Statement of Assets and Liabilities.

The value of loaned securities and related collateral outstanding at September 30, 2025 are shown in the Investment Portfolio. The value of the collateral held may be temporarily less than that required under the lending contract. As of September 30, 2025, the cash collateral was invested in repurchase agreements consisting of U.S. Treasury Bills, Notes, Bonds and U.S. Treasury Inflation Indexed Bonds with the following maturities:

Remaining Contractual Maturity of the Underlying Collateral, as of September 30, 2025:

	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total

Repurchase Agreements	$496,881	$—	$—	$—	$496,881

U.S. Government Securities	—	$—	$—	$—	$—

Total	$496,881	$—	$—	$—	$496,881

The Fund could seek additional income by making secured loans of its portfolio securities through its custodian. Such loans would be in an amount not greater than one-third of the value of the Fund’s total assets. BNY would charge a fund fees based on a percentage of the securities lending income.

The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral is returned by the Fund, on the next business day.

The Fund would receive collateral consisting of cash (U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. If the collateral consists of non-cash collateral, the borrower would pay the Fund a loan premium fee. If the collateral consists of cash, BNY would reinvest the cash. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund would recall the loaned securities upon reasonable notice in order that the securities could be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also could call such loans in order to sell the securities involved.

Securities lending transactions were entered into pursuant to SLAs, which would provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaulted, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of

ANNUAL REPORT | 25

Notes to Financial Statements (continued)

September 30, 2025	Highland Global Allocation Fund

securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, each Fund benefits from a borrower default indemnity provided by BNY. BNY’s indemnity generally provides for replacement of securities lent or the approximate value thereof.

Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, losses deferred due to wash sale transactions, tax treatment of net investment loss and distributions in excess of net investment income. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or NAV of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

As of September 30, 2025, the most recent tax year-end, permanent differences chiefly resulting from the tax treatment of partnership investments and return of capital were identified and reclassified among the components of the Fund’s net assets as follows:

Distributable Earnings (Accumulated Losses)	Paid-in-Capital

$(18,098)	$18,098

At September 30, 2025, the most recent tax year-end, components of distributable earnings on a tax basis is as follows:

Undistributed Income	Undistributed Long-Term Capital Gains	Other Temporary Differences	Accumulated Capital and Other Losses	Net Tax Appreciation (Depreciation)

$—	$—	$(1)	$(412,197,597)	$45,655,656

As of September 30, 2025, the Fund has capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains.

No Expiration Short- Term	No Expiration Long- Term	Total

$124,671,130	$287,526,467	$412,197,597

During the year ended September 30, 2025, the Fund utilized $192,796 of short-term and $7,141,413 of long-term capital loss carryforwards to offset capital gains.

The tax character of distributions paid during the years ended September 30, 2025 and September 30, 2024 were as follows:

		Distributions Paid From:

	Ordinary Income(1)	Long-Term Capital Gains	Return of Capital(2)

2025	$12,402,975	$—	$11,591,905

2024	8,550,227	—	13,836,577

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.
(2)	Additional Information will be distributed on Form 1099 at the end of the calendar year.

The Federal tax cost and gross unrealized appreciation and depreciation on investments (including foreign currency and derivatives, if applicable) held by the Fund at September 30, 2025 were as follows:

Gross Appreciation	Gross Depreciation	Net Appreciation (Depreciation)	Federal Tax Cost

$93,574,146	$(47,918,490)	$45,655,656	$316,809,055

For Federal income tax purposes, the cost of investments owned at September 30, 2025 were different from amounts reported for financial reporting purposes primarily due to investments in partnerships, defaulted bonds, other securities and deferred wash sale losses.

ANNUAL REPORT | 26

Notes to Financial Statements (continued)

September 30, 2025	Highland Global Allocation Fund

Note 6. Advisory, Administration, Service and Distribution, Trustee, and Other Fees Investment Advisory Fees and Administration Fees

For its investment advisory services, the Fund pays the Investment Adviser a monthly fee, computed and accrued daily, based on an annual rate of the Fund’s Average Daily Managed Assets. Average Daily Managed Assets of the Fund means the average daily value of the total assets of the Fund less all accrued liabilities of a Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). The Fund’s contractual advisory fee with NexPoint for the year ended September 30, 2025 was 0.40%.

The Fund has entered into an administration agreement with SEI Investments Global Funds Services (“SEI”), a wholly owned subsidiary of SEI Investments Company, and pays SEI a fee for administration services. The Investment Adviser generally assists in all aspects of the Fund’s administration and operations and furnishes offices, necessary facilities, equipment and personnel.

Additionally, the Fund may invest in securities issued by other investment companies and exchange-traded funds (“ETFs”), including investment companies that are advised by the Investment Adviser or its affiliates, to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. Fees and expenses of such investments will be borne by shareholders of the investing Fund. When the Fund invests in other investment companies that are advised by the Investment Adviser or its affiliates, the Investment Adviser voluntarily waives the higher of the Fund’s advisory fee or the affiliated investment company’s advisory fees, for the portion of the Fund’s assets attributable to the investment in the affiliated investment company. Voluntary amounts waived are reflected in the Statement of Operations.

Fees Paid to Officers and Trustees

Each Trustee, who oversees all of the funds in the NexPoint Fund Complex, receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the NexPoint Fund Complex based on relative net assets. The annual retainer for a Trustee who does not oversee all of the funds in the NexPoint Fund Complex is prorated based on the portion of the $150,000 annual retainer allocable to the funds overseen by such Trustee. The Chairperson of each Committee receives an additional annual payment of $10,000 and the Chairman of the Board receives an additional annual payment of $20,000 payable in quarterly installments and allocated among each portfolio in the NexPoint Fund Complex based on relative net assets. Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings. The “NexPoint Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers as of the date of this report and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

The Fund pays no compensation to its officers, all of whom are employees of the Investment Adviser or one of its affiliates.

The Trustees do not receive any separate compensation in connection with service on Committees or for attending Board or Committee Meetings. The Trustees do not have any pension or retirement plan.

Other Matters

NexPoint has entered into a Services Agreement (the “Services Agreement”) with Skyview Group (“Skyview”), pursuant to which NexPoint will receive administrative and operational support services to enable it to provide the required advisory services to the Fund.

Certain Skyview personnel are dual-employees of NexPoint Services, Inc., a wholly-owned subsidiary of the Investment Adviser. The same services are being performed by the dual-employees. The Investment Adviser, and not the Fund, will compensate all Investment Adviser, Skyview, and dual-employee personnel who provide services to the Fund.

Note 7. Disclosure of Significant Risks and Contingencies

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Asset-Backed Securities Risk

The risk of investing in asset-backed securities, and includes interest rate risk, prepayment risk and the risk that the Fund could lose money if there are defaults on the loans underlying these securities. Investments in asset-backed securities may also be subject to valuation risk.

ANNUAL REPORT | 27

Notes to Financial Statements (continued)

September 30, 2025	Highland Global Allocation Fund

Credit Risk

The value of debt securities owned by the Fund may be affected by the ability of issuers to make principal and interest payments and by the issuer’s or counterparty’s credit quality. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may decline. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Nonpayment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing nonpayment and a potential decrease in the Fund’s net asset value and the market price of the Fund’s shares.

Derivatives Risk

Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately.

In addition, changes in laws or regulations may increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Fund’s ability to pursue its investment objective through the use of such instruments.

Equity Securities Risk

The risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy. In addition to these risks, preferred stock and convertible securities are also subject to the risk that issuers will not make payments on securities held by the Fund, which could result in losses to the Fund. The credit quality of preferred stock and convertible securities held by the Fund may be lowered if an issuer’s financial condition changes, leading to greater volatility in the price of the security.

High Yield Debt Securities Risk

The risk that below investment grade securities or unrated securities of similar credit quality (commonly known as “high yield securities” or “junk securities”) are more likely to default than higher rated securities. The Fund’s ability to invest in high-yield debt securities generally subjects the Fund to greater risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. The market value of these securities is generally more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.

Illiquid and Restricted Securities Risk

The investments made by the Fund may be illiquid, and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially distressed companies, may require a long holding period prior to profitability. Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Fund, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at the Fund’s expense, the Fund’s expenses would be increased.

Industry Focus Risk

As the Fund may invest a significant portion of its assets in particular sectors or industries, the performance of

ANNUAL REPORT | 28

Notes to Financial Statements (continued)

September 30, 2025	Highland Global Allocation Fund

the Fund may be closely tied to the performance of companies in a limited number of sectors or industries. Currently, the Fund focuses its investments in the energy, telecommunications and utilities sectors and, in certain instances, in a limited number of issuers within each of those sectors. Companies in a single sector often share common characteristics, are faced with the same obstacles, issues and regulatory burdens and their securities may react similarly to adverse market conditions. To the extent a Fund focuses its investments in particular issuers, countries, geographic regions, industries or sectors, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of issuers, countries, geographic regions, industries, sectors or investments. The price movements of investments in a particular sector or industry may be more volatile than the price movements of more broadly diversified investments.

Interest Rate Risk

The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Leverage Risk

The Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund was not leveraged.

Management Risk

The risk associated with the fact that the Fund relies on the Investment Adviser’s ability to achieve its investment objective. The Investment Adviser may be incorrect in its assessment of the intrinsic value of the companies whose securities the Fund holds, which may result in a decline in the value of fund shares and failure to achieve its investment objective.

Mid-Cap Company Risk

The risk that investing in securities of mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

MLP Risk

The risk of investing in MLP units, which involves some risks that differ from an investment in the equity securities of a company. The Funds may invest in MLP units. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of units issued by an MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in certain instances. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. Additionally, a sustained reduced demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows and changes in the regulatory environment could adversely affect the profitability of MLPs. Investments in MLP units also present special tax risks. See “MLP Tax Risk” below.

MLP Tax Risk

The risk that the MLPs in which the Fund invests will fail to be treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain its partnership status, or if it is unable to do so because of tax or other law changes, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay U.S. federal income tax (as well as state and local taxes) at the entity level on its taxable income and distributions received by the Fund would be

ANNUAL REPORT | 29

Notes to Financial Statements (continued)

September 30, 2025	Highland Global Allocation Fund

characterized as dividend income to the extent of the MLP’s current and accumulated earnings and profits for federal tax purposes. The classification of an MLP as a corporation for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for distribution by the MLP and the value of the Fund’s investment in any such MLP. As a result, the value of the Fund’s shares and the cash available for distribution to Fund shareholders could be reduced.

Non-U.S. Securities Risk

The risk associated with investing in non-U.S. issuers. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding and other taxes on interest, dividends, capital gains or other income or proceeds. Those taxes will reduce the Fund’s yield on any such securities.

Non-Payment Risk

Debt instruments are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the security experiencing non-payment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. Moreover, as a practical matter, most borrowers cannot satisfy their debts by selling their assets. Borrowers pay their debts from the cash flow they generate.

Real Estate Securities Risk

The securities of issuers that own, construct, manage or sell residential, commercial or industrial real estate are subject to risks in addition to those of other issuers. Such risks include: changes in real estate values and property taxes, overbuilding, variations in rental income, interest rates and changes in tax and regulatory requirements, such as those relating to the environment. Performance of a particular real estate security depends on the structure, cash flow and management skill of the particular company.

Regulatory Risk

The risk that to the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of loan interests for investment by the Fund may be adversely affected.

REIT-Specific Risk

Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skill and are not diversified. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Code and to maintain an exemption under the 1940 Act. Any rental income or income from the disposition of such real estate could adversely affect its ability to retain its tax status, which would have adverse tax consequences on its shareholders. Finally, certain REITs may be self-liquidating at the end of a specified term, and run the risk of liquidating at an economically inopportune time.

REIT Tax Risk for REIT Subsidiaries

In addition to the REIT Subsidiaries, the Fund may form one or more subsidiaries that will elect to be taxed as REITs beginning with the first year in which they commence material operations. In order for each subsidiary to qualify and maintain its qualification as a REIT, it must satisfy certain requirements set forth in the Code and Treasury Regulations that depend on various factual matters and circumstances. The Fund and the Investment Adviser intend to structure each REIT subsidiary and its activities in a manner designed to

ANNUAL REPORT | 30

Notes to Financial Statements (continued)

September 30, 2025	Highland Global Allocation Fund

satisfy all of these requirements. However, the application of such requirements is not entirely clear, and it is possible that the IRS may interpret or apply those requirements in a manner that jeopardizes the ability of such REIT subsidiary to satisfy all of the requirements for qualification as a REIT.

Restrictions on Resale Risk

Senior Loans may not be readily marketable and may be subject to restrictions on resale. Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active market may exist for many of the Senior Loans in which the Fund may invest. To the extent that a secondary market may exist for certain of the Senior Loans in which the Fund invests, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Securities Lending Risk

The Fund will continue to receive interest on any securities loaned while simultaneously earning interest on the investment of the cash collateral in short-term money market instruments. However, the Fund will normally pay lending fees to broker-dealers and related expenses from the interest earned on such invested collateral. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities, loss of rights in the collateral should the borrower of the securities fail financially and possible investment losses in the investment of collateral. Any loan may be terminated by either party upon reasonable notice to the other party.

Securities Market Risk

The risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. Economic, political and financial conditions, industry or economic trends and developments or public health risks, such as epidemics or pandemics, may, from time to time, and for varying periods of time, cause volatility, illiquidity or other potentially adverse effects in the financial markets. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.

The imposition by the U.S. of import tariffs on goods from foreign countries and reciprocal tariffs levied on U.S. goods may lead to price volatility and instability in U.S. and global investment markets. Among other effects, tariffs may increase the cost of production for certain goods or reduce demand for products, which could affect the performance of the fund’s investments. It is not known whether, or to what extent, any tariff or other trade protections may affect the fund or its investments.

Senior Loans Risk

The risk that the issuer of a senior may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of the senior loan or reduce the Fund’s returns. The risks associated with senior loans are similar to the risks of high yield debt securities. Senior loans and other debt securities are also subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, senior loans may not mitigate price declines in a long-term interest rate environment. The Fund’s investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers.

Short Sales Risk

The risk of loss associated with any appreciation on the price of a security borrowed in connection with a short sale. The Fund may engage in short sales that are not made “against-the-box,” which means that the Fund may sell short securities even when they are not actually owned or otherwise covered at all times during the period the short position is open. Short sales that are not made “against-the-box” involve unlimited loss potential since the market price of securities sold short may continuously increase.

Small-Cap Company Risk

The risk that investing in the securities of small-cap companies either directly or indirectly through investments in ETFs, closed-end funds or mutual funds (“Underlying Funds”) may pose greater market and

ANNUAL REPORT | 31

Notes to Financial Statements (continued)

September 30, 2025	Highland Global Allocation Fund

liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.

Swaps Risk

The risk involves both the risks associated with an investment in the underlying investments or instruments (including equity investments) and counterparty risk. In a standard OTC swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount calculated based on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investments in securities, because swaps may be leveraged and OTC swaps are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. Certain swap transactions, including certain classes of interest rate swaps and index credit default swaps, may be subject to mandatory clearing and exchange trading, although the swaps in which the Fund will invest are not currently subject to mandatory clearing and exchange trading. The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund.

Underlying Funds Risk

The risk associated with investing in Underlying Funds. The Fund may invest in Underlying Funds subject to the limitations set forth in the 1940 Act. Underlying Funds typically incur fees that are separate from those fees incurred directly by the Fund; therefore, the Fund’s purchase of Underlying Funds’ securities results in the layering of expenses. The Fund’s shareholders indirectly bear a proportionate share of the operating expenses of Underlying Funds (including advisory fees) in addition to bearing the Fund’s expenses.

Value Investing Risk

The risk of investing in undervalued stocks that may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value-oriented funds will typically underperform when growth investing is in favor.

Note 8. Investment Transactions

Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the year ended September 30, 2025, were as follows:

U.S. Government Securities(1)		Other Securities

Purchases	Sales	Purchases	Sales

$—	$—	$101,271,109	$88,527,985

(1)	The Fund did not have any purchases or sales of U.S. Government Securities for the year ended September 30, 2025.

ANNUAL REPORT | 32

Notes to Financial Statements (continued)

September 30, 2025	Highland Global Allocation Fund

Note 9. Affiliated Issuers

Under Section 2 (a)(3) of the 1940 Act, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund as of September 30, 2025:

Issuer	Shares/ Principal Amount ($) September 30, 2024	Beginning Value as of September 30, 2024 $	Purchases at Cost $	Proceeds from Sales $	Distribution to Return of Capital $	Net Amortization (Accretion) of Premium/ (Discount) $	Net Realized Gain (Loss) on Sales of Affiliated Issuers* $	Change in Unrealized Appreciation (Depreciation) $	Ending Value as of September 30, 2025 $	Shares/ Principal Amount ($) September 30, 2025	Affiliated Income $

Majority Owned, Not Consolidated

None

Other Affiliates

MidWave Wireless, Inc. (fka Terrestar Corp.) (U.S. Equity)	169,531	53,336,148	—	—	—	—	—	27,642,029	80,978,177	169,531	—

NexPoint Diversified Real Estate Trust (U.S. Equity)	596,890	3,730,563	255,934	—	(348,150)	—	19,388	(1,219,792)	2,418,555	655,435	2,172

NexPoint Real Estate Finance (U.S. Equity)	901,385	14,088,653	—	—	(86,907)	—	93,564	(1,220,102)	12,781,644	901,385	1,622,299

NexPoint Residential Trust, Inc. (U.S. Equity)	184,813	8,133,620	384,330	—	(118,023)	—	254,291	(2,101,968)	6,297,959	195,363	12,063

MidWave Wireless, Inc. (fka Terrestar Corp.) (U.S. Senior Loan)	25,288,552	25,255,677	3,480,290	—	—	1,860	—	59,784	28,797,611	28,768,842	4,071,666

MidWave Wireless, Inc. (fka Terrestar Corp.) (U.S. Senior Loan)	—	—	574,239	—	—	—	—	574	574,813	574,239	64,690

GAF NSP Promisory Note (U.S. Senior Loan)	—	—	2,000,000	—	—	—	—	(15,000)	1,985,000	2,000,000	500

NexPoint SFR Operating Partnership, LP (U.S. Senior Loan)	5,000,000	4,907,500	—	—	—	—	—	(30,000)	4,877,500	5,000,000	395,837

NXDT Hospitality Holdco LLC Promissory Note Term Loan, 1st Lien (U.S. Senior Loan)	8,500,000	6,438,750	—	—	—	—	—	72,250	6,511,000	8,500,000	486,979

NexPoint Diversified Real Estate Trust (U.S. Preferred Stock)	13,831	213,891	—	—	(23,772)	—	—	6,973	197,092	13,831	(4,754	) **

ANNUAL REPORT | 33

Notes to Financial Statements (continued)

September 30, 2025	Highland Global Allocation Fund

Issuer	Shares/ Principal Amount ($) September 30, 2024	Beginning Value as of September 30, 2024 $	Purchases at Cost $	Proceeds from Sales $	Distribution to Return of Capital $	Net Amortization (Accretion) of Premium/ (Discount) $	Net Realized Gain (Loss) on Sales of Affiliated Issuers* $	Change in Unrealized Appreciation (Depreciation) $	Ending Value as of September 30, 2025 $	Shares/ Principal Amount ($) September 30, 2025	Affiliated Income $

Highland Opportunities and Income Fund (U.S. Registered Investment Company)	334,005	2,047,450	6,500,209	—	(14,830)	—	—	(61,897)	8,470,932	1,334,005	172,491

NexPoint Event Driven Fund (U.S. Registered Investment Company)	1,032,870	16,908,086	94,923	—	—	—	—	737,455	17,740,464	1,038,669	94,923

NexPoint Merger Arbitrage Fund (U.S. Registered Investment Company)	60,871	1,206,457	62,273	—	—	—	—	7,285	1,276,015	64,025	62,273

GAF REIT (U.S. LLC Interest)	1,147,062	13,297,267	—	—	(741,450)	—	—	(2,421,997)	10,133,820	1,147,062	—

GAF REIT Sub II, LLC (U.S. LLC Interest)	349	8,449,409	—	—	(1,730,050)	—	—	(2,151,140)	4,568,219	349	—

GAF REIT Sub III, LLC (U.S. LLC Interest)	156,528	11,055,472	—	—	—	—	—	(147,721)	10,907,751	156,528	900,000

BB Votorantim Highland Infrastructure LLC (Non-U.S. Registered Investment Company)	10,000	3,271,300	—	—	—	—	—	42,835	3,314,135	10,000	—

SFR WLIF III, LLC (U.S. LLC Interest)	3,789,008	3,337,359	—	(3,477,206)	—	—	(311,802)	451,649	—	—	52,227

Other Controlled

None

Total	47,185,695	175,677,602	13,352,198	(3,477,206)	(3,063,182)	1,860	55,441	19,651,217	201,830,687	50,529,264	7,933,366

*

Includes capital gain distributions of $367,243 included in realized gain (loss) on investments from affiliated issuers on the Statement of Operations, which is excluded from the change in unrealized appreciation/depreciation.

**

The Fund’s reported affiliated income from NexPoint Diversified Real Estate Trust (U.S. Preferred Stock) includes a prior year return of capital adjustment of $(23,772), resulting in the Fund reporting a negative value for income received from NexPoint Diversified Real Estate Trust (U.S. Preferred Stock). Excluding the prior year adjustment, the Fund received $19,018 in dividend income from NexPoint Diversified Real Estate Trust (U.S. Preferred Stock).

ANNUAL REPORT | 34

Notes to Financial Statements (concluded)

September 30, 2025	Highland Global Allocation Fund

Note 10. Asset Coverage

The Fund is required to maintain 300% asset coverage with respect to amounts outstanding (excluding short-term borrowings). Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any amount representing bank loans and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of the dates indicated below, the Fund’s debt outstanding and asset coverage was as follows:

Date	Total Amount Outstanding ($)	% of Asset Coverage of Indebtedness

9/30/2025	—	—

9/30/2024	—	—

9/30/2023	3,581,000	7,286.6

9/30/2022	—	—

9/30/2021	—	—

9/30/2020	—	—

9/30/2019	120,295,348	346.2

9/30/2018	138,725,439	395.2

9/30/2017	—	—

9/30/2016	40,000,000	2,414.9

Note 11. Indemnification

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Note 12. Subsequent Events

On October 1, 2025, Fermi, Inc. (“Fermi”) completed its initial public offering following the registration of its Form S-11 with the Securities and Exchange Commission. In connection with the offering, Fermi underwent a corporate conversion, transitioning from a private entity to a publicly traded corporation. As part of this conversion, all preferred shares were converted into common stock of Fermi, Inc., which now trades on the Nasdaq Global Select Market under the ticker symbol FRMI. The Fund converted approximately 15,197 thousand shares of its Fermi preferred stock into 1,058,010 shares of FRMI common stock.

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that other than what is disclosed in the preceding paragraph, there were no subsequent events to report which have not already been recorded or disclosed in these financial statements and accompanying notes.

ANNUAL REPORT | 35

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Highland Global Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Highland Global Allocation Fund (the “Fund”) as of September 30, 2025, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30 2025, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2025, by correspondence with the custodian, transfer agent, issuers, agent banks, and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2020.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 28, 2025

ANNUAL REPORT | 36

Additional Information (unaudited)

September 30, 2025	Highland Global Allocation Fund

Investment Objective and Strategy Overview

The Fund’s investment objective is to seek long-term growth of capital and future income (future income means the ability to pay dividends in the future). Please refer to Note 7 for a discussion of the Fund’s current investment risks.

The Fund seeks to achieve its investment objectives by investing in a portfolio of U.S. and foreign equity, debt and money market securities. Under normal market conditions, the Fund intends to invest at least 50% of its net assets in equity securities and at least 40% (plus any borrowings for investment purposes) of its net assets in securities of non-U.S. issuers. The Fund intends to invest approximately 40% or more of its net assets in securities of non-U.S. issuers at all times, however, in the event of unfavorable market conditions the Fund may invest less than 40% (but not less than 30%) of its assets in securities of non-U.S. issuers. For purposes of determining whether securities held by the Fund are securities of a non-U.S. issuer, a company is considered to be a non-U.S. issuer if the company’s securities principally trade on a market outside of the United States, the company derives a majority of its revenues or profits outside of the United States, the company is not organized in the United States, or the company is significantly exposed to the economic fortunes and risks of regions outside the United States.

Equity securities in which the Fund may invest include common stock, preferred stock, securities convertible into common stock, rights and warrants or securities or other instruments whose price is linked to the value of common stock. The equity securities in which the Fund invests may be of any capitalization, may be denominated in any currency and may be located in emerging markets.

The Fund may also invest in debt securities of any kind, including debt securities of varying maturities, debt securities paying a fixed or fluctuating rate of interest, inflation-indexed bonds, structured notes, loan assignments, loan participations, asset-backed securities, debt securities convertible into equity securities, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, by foreign governments or international agencies or supranational entities or by domestic or foreign private issuers. The Fund may invest in debt securities of any credit quality, including below investment grade securities (also known as “high yield securities” or “junk securities”). Such securities are rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) or are unrated but deemed by the Investment Adviser to be of comparable quality. The Fund may invest without limitation in below investment grade or unrated securities, including in insolvent borrowers or borrowers in default.

The Fund may also invest in senior loans to domestic or foreign corporations, partnerships and other entities that operate in a variety of industries and geographic regions (“Borrowers”) (“Senior Loans”). Senior Loans are business loans that have a right to payment senior to most other debts of the Borrower.

The Fund invests primarily in companies that the portfolio manager believes have solid growth prospectus and/or attractive valuations. The portfolio manager’s value management style employs a relative approach to identify companies across all economic sectors and geographic regions that are undervalued relative to the market, their peers, their historical valuation or their growth rate. In addition, the Fund’s portfolio manager may employ event-driven investment strategies that analyze transactions in order to predict a likely outcome and invest the Fund’s assets in a way that seeks to benefit from that outcome. When choosing investment markets, Fund management considers various factors, including economic and political conditions, potential for economic growth and possible changes in currency exchange rates. In addition to investing in securities of non-U.S. issuers, the Fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. The Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund’s investment strategy. The Fund may also invest in non-U.S. currencies for hedging and speculative purposes.

The Fund’s portfolio may include pooled investment vehicles, including exchange-traded funds (“ETFs”), that provide exposure to foreign equity securities and that invest in both developed and emerging markets, including ETFs that seek to track the performance of securities of a single country. The Fund may invest up to 5% of its net assets in warrants and may also use derivatives, primarily swaps (including equity, variance

ANNUAL REPORT | 37

Additional Information (unaudited) (continued)

September 30, 2025	Highland Global Allocation Fund

and volatility swaps), options and futures contracts on securities, interest rates, commodities and/or currencies, as substitutes for direct investments the Fund can make and, to the extent permitted by the 1940 Act, to hedge various investments for risk management and speculative purposes.

The Fund will limit its investments in pooled investment vehicles that are excluded from the definition of “investment company” under the 1940 Act by Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, such as private equity funds and hedge funds, to no more than 15% of its net assets. This limitation does not apply to any collateralized loan obligations, collateralized debt obligations and/or collateralized mortgage obligations, certain of which may rely on Section 3(c)(1) or 3(c)(7) of the 1940 Act.

The Fund seeks to provide exposure to the investment returns of real assets that trade in the commodity markets, including through investment in certain commodity-linked instruments and pooled investment vehicles, such as master limited partnership (“MLP”) investments that are principally engaged in one or more aspects of the exploration, production, processing, transmission, marketing, storage or delivery of energy-related commodities, such as natural gas, natural gas liquids, coal, crude oil or refined petroleum products, in addition to exchange-traded notes and ETFs that generate returns tied to a particular commodity or commodity market index.

Except as otherwise expressly noted in the Statement of Additional Information (“SAI”), all percentage limitations and ratings criteria apply at the time of purchase of securities, except that the limit on borrowing described herein is applied on a continual basis.

The Fund may borrow an amount up to 33 1/3% of its total assets (including the amount borrowed). The Fund may borrow for investment purposes and for temporary, extraordinary or emergency purposes. To the extent the Fund borrows more money than it has cash or short-term cash equivalents and invests the proceeds, the Fund will create financial leverage. The use of borrowing for investment purposes increases both investment opportunity and investment risk.

The Fund’s portfolio manager may sell a security for a variety of reasons, such as to invest in a company offering or superior investment opportunities.

The portfolio manager may sell short securities of a company that it believes: (i) is overvalued relative to normalized business and industry fundamentals or to the expected growth that the portfolio manager believes the company will achieve; (ii) has a weak competitive position relative to peers; (iii) engages in questionable accounting practices; (iv) shows declining cash flow and/or liquidity; (v) has distribution estimates that the portfolio manager believes are too high; (vi) has weak competitive barriers to entry; (vii) suffers from deteriorating industry and/or business fundamentals; (viii) has a weak management team; (ix) will see multiple contraction; (x) is not adapting to changes in technological, regulatory or competitive environments; or (xi) provides a hedge against the Fund’s long exposure, such as a broad based market ETF. Technical analysis may be used to help in the decision making process. The Fund may engage in short sales that are not made “against-the-box,” which means that the Fund may sell short securities even when they are not actually owned or offset at all times during the period the short position is open and could result in unlimited loss.

Tax Information

For shareholders that do not have a September 30, 2025 tax year end, this notice is for informational purposes only. For shareholders with a September 30, 2025 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended September 30, 2025, the Fund is designating the following items with regard to earnings for the year.

Return of Capital	Long-Term Capital Gain Distribution	Ordinary Income Distribution	Total Distribution

48.31%	0.00%	51.69%	100.00%

Dividends Received Deduction(1)	Qualified Dividend Income(2)	Interest Related Dividends(3)	Short-Term Capital Gain Dividends(4)	Qualifying Business Income(5)

8.91%	8.53%	33.14%	0.00%	12.99%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

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Additional Information (unaudited) (continued)

September 30, 2025	Highland Global Allocation Fund

(3)

The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(4)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividend” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

Additional Portfolio Information.

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Disclosure of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) and service fees; and other Fund expenses. This example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period April 1, 2025 through September 30, 2025, unless otherwise indicated. This table illustrates your Fund’s costs in two ways:

Actual Expenses: The first part of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second part of the table provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The actual expense ratio includes voluntary fee waivers or expense reimbursements by the Fund’s investment adviser. The expense ratio would be higher had the fee waivers or expense reimbursements not been in effect. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second part of the

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Additional Information (unaudited) (continued)

September 30, 2025	Highland Global Allocation Fund

table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 4/1/25 ($)	Ending Account Value 9/30/25 ($)	Annualized Expense Ratios	Expenses Paid During Period (1) ($)

Actual Fund Return

1,000.00	1,011.76	1.63%	8.25

Hypothetical 5% Return (before expenses)

1,000.00	1,016.87	1.63%	8.27

(1)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the full fiscal year (183/365).

Approval of Investment Advisory Agreement

The Fund has retained NexPoint Asset Management, L.P. (the “Investment Adviser”) to manage the assets of the Fund pursuant to an investment advisory agreement between the Investment Adviser and the Fund (the “Agreement”). The Agreement has been approved by the Fund’s Board of Trustees, including a majority of the Independent Trustees. The Agreement continues in effect from year-to-year, provided that such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund or by the Board of Trustees and, in either event, by a majority of the Independent Trustees of the Fund casting votes at a meeting called for such purpose.

During a meeting with the Investment Adviser held on August 7, 2025, and separately with independent trustee counsel on August 18, 2025, the Board of Trustees considered information bearing on the continuation of the Agreement for an additional one-year period. The Board of Trustees further discussed and considered information with respect to the continuation of the Agreement at an in-person Board meeting held on September 11-12, 2025.

Following review and discussion of the Agreement and information provided by the Investment Adviser discussed below, at the meeting held on September 11-12, 2025, the Board of Trustees, including the Independent Trustees, approved the continuance of the Agreement for a one-year period commencing on November 1, 2025. As part of its review process, the Board of Trustees requested, through Fund counsel and independent legal counsel, and received from the Investment Adviser, various information and written materials, including: (1) information regarding the financial soundness of the Investment Adviser and the profitability of the Agreement to the Investment Adviser; (2) information on the advisory, legal and compliance personnel of the Investment Adviser, including ongoing updates regarding the Highland Capital Management L.P. (“HCMLP”) bankruptcy; (3) information regarding the role of Skyview Group (“Skyview”) as a service provider to the Investment Adviser pursuant to the services agreement between Skyview and the Investment Adviser (the “Skyview Services Agreement”) to assist the Investment Adviser in providing certain services to the Fund pursuant to the Agreement, as well as information regarding the Investment Adviser’s oversight role over Skyview; (4) information on the internal compliance procedures of the Investment Adviser, including policies and procedures for personal securities transactions, conflicts of interest and with respect to cybersecurity, business continuity and disaster recovery; (5) comparative information showing how the Fund’s fees and operating expenses compare to those of other accounts of the Investment Adviser, if any, with investment strategies similar to those of the Fund; (6) information on the investment performance of the Fund, including comparisons of the Fund’s performance against that of other registered investment companies, if any, and comparable funds managed by the Investment Adviser that follow investment strategies similar to those of the Fund; (7) information regarding brokerage and portfolio transactions; and (8) information on any legal proceedings or regulatory audits or investigations affecting the Investment Adviser, including potential claims in the HCMLP bankruptcy. Throughout the annual contract renewal process, the Board of Trustees requested that the Investment Adviser provide additional information and responses regarding various matters in connection with the Board of Trustee’s review and consideration of the Agreement. It was further noted that throughout the process, the Board of Trustees, including separately the Independent Trustees, had also met in executive sessions to further discuss the materials and information provided.

In addition, the Board of Trustees received an independent report from FUSE Research Network

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Additional Information (unaudited) (continued)

September 30, 2025	Highland Global Allocation Fund

(“FUSE”), an independent third-party provider of investment company data, relating to the Fund’s performance and expenses compared to the performance and expenses of a group of funds deemed by FUSE to be comparable to the Fund (the “peer group”), and certain advisory fee data to a larger group of comparable funds (the “peer universe”). The Board of Trustees also received data relating to the Fund’s leverage and distribution rates as compared to its peer group.

The Board of Trustees discussed the materials and information provided by the Investment Adviser in detail over the course of multiple meetings, including the Investment Adviser’s responses to the Board of Trustees’ specific written questions, comparative fee and performance information and information concerning the Investment Adviser’s business and financial condition. The factors considered and the determinations made by the Board of Trustees in connection with the approval of the renewal of the Agreement with the Investment Adviser are set forth below but are not exhaustive of all matters that were discussed by the Board of Trustees.

The Board of Trustees’ evaluation process with respect to the Investment Adviser is an ongoing one. In this regard, the Board of Trustees also took into account discussions with management and information provided to the Board of Trustees at meetings of the Board of Trustees over the course of the year and in past years with respect to the services provided by the Investment Adviser to the Fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Investment Adviser with respect to the Fund. The information received and considered by the Board of Trustees in connection with the Board’s determination to approve the continuance of the Agreement was both written and oral.

The Board of Trustees reviewed various factors that were discussed in a legal memorandum provided by independent counsel regarding trustee responsibilities in considering the Agreement, the detailed information provided by the Investment Adviser and other relevant information. The Board of Trustees also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the fund industry). Some of the factors that figured particularly in the Board of Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. In addition, the Board of Trustees’ conclusions may be based in part on its consideration of the advisory arrangements in prior years and on the Board of Trustees’ ongoing regular review of fund performance and operations throughout the year. The Board of Trustees’ conclusions as to the approval of the Agreement were based on a comprehensive consideration of all information provided to the Board of Trustees without any single factor being dispositive in and of itself.

Throughout the process, the Board of Trustees had the opportunity to ask questions of and request additional information from the Investment Adviser. The Board of Trustees was assisted by legal counsel for the Trust and the Independent Trustees were also separately assisted by independent legal counsel throughout the process. The Board of Trustees also met separately without representatives of the Investment Adviser present. The Independent Trustees were advised by and met in executive sessions with their independent legal counsel at which no representatives of management were present to discuss the proposed continuation of the Agreement.

The nature, extent, and quality of the services to be provided by the Investment Adviser.

The Board of Trustees considered the Investment Adviser’s services as investment manager to the Fund.

The Board of Trustees considered the portfolio management services to be provided by the Investment Adviser under the Agreement and the activities related to portfolio management, including use of technology, research capabilities and investment management staff. The Board of Trustees also considered the relevant experience and qualifications of the personnel providing advisory services, including the background and experience of the members of the Fund’s portfolio management team. The Board of Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Investment Adviser. The Board of Trustees also reviewed and discussed information regarding the

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Additional Information (unaudited) (continued)

September 30, 2025	Highland Global Allocation Fund

Investment Adviser’s compliance policies, procedures and personnel, including compensation arrangements, and with respect to valuation, cybersecurity, business continuity and disaster recovery. The Board of Trustees also considered the Investment Adviser’s risk management and monitoring processes. The Board of Trustees took into account the terms of the Agreement and considered that, the Investment Adviser, subject to the direction of the Board of Trustees, is responsible for providing advice and guidance with respect to the Fund and for managing the investment of the assets of the Fund. The Board of Trustees also took into account that the scope of services provided to the Fund and the undertakings required of the Investment Adviser in connection with those services, including with respect to its own and the Fund’s compliance programs, had expanded over time as a result of regulatory, market and other developments. The Board of Trustees also considered any operational, staffing and organizational changes with respect to the Investment Adviser over the prior year, and the fact that there were no material operational or compliance issues with respect to the Fund or decrease in the level and quality of services provided to the Fund as a result. The Board of Trustees also considered the Investment Adviser’s legal and regulatory history. The Board of Trustees also considered the Investment Adviser’s current litigation matters related to the HCMLP bankruptcy and took into account the Investment Adviser’s representation that such matters have not impacted the quality and level of services the Investment Adviser provides to the Fund under the Agreement.

The Investment Adviser’s services in coordinating and overseeing the activities of the Fund’s other service providers, as well of the services provided by Skyview to the Investment Adviser under the Skyview Services Agreement, were also considered. The Board of Trustees also evaluated the expertise and performance of the personnel of the Investment Adviser who performed services for the Fund throughout the year. They also considered the quality of the Investment Adviser’s compliance oversight program with respect to the Fund’s service providers. The Board of Trustees also considered both the investment advisory services and the nature, quality and extent of any administrative and other non-advisory services, including shareholder servicing and distribution support services, that are provided to the Fund and its shareholders by the Investment

Adviser and its affiliates, as well as considered the services provided by Skyview to the Investment Adviser under the Skyview Services Agreement. The Board of Trustees noted that the level and quality of services to the Fund by the Investment Adviser and its affiliates had not been materially impacted by the HCMLP bankruptcy and took into account the Investment Adviser’s representations that the level and quality of the services provided by the Investment Adviser and their affiliates, as well as of those services provided by Skyview to the Investment Adviser under the Skyview Services Agreement, would continue to be provided to the Fund at the same or higher level and quality.

The Board of Trustees also considered the significant risks assumed by the Investment Adviser in connection with the services provided to the Fund, including entrepreneurial risk and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to the Fund. The Board of Trustees also noted various cost savings initiatives that had been implemented by the Investment Adviser with respect to the Fund and the other funds in the Highland complex over the years. The Board of Trustees considered the Investment Adviser’s financial condition and financial wherewithal.

The Board of Trustees also noted that on a regular basis it receives and reviews information from the Fund’s Chief Compliance Officer (CCO) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board of Trustees also took into account the Investment Adviser’s risk assessment processes.

In considering the nature, extent, and quality of the services provided by the Investment Adviser, the Board of Trustees also took into account its knowledge of the Investment Adviser’s management and the quality of the performance of its duties, through discussions and reports and interactions during the preceding year and in past years.

The Board of Trustees concluded that the Investment Adviser had the quality and depth of personnel and investment methods essential to performing its duties under the Agreement, and that the nature and the quality of such advisory services supported the approval of the Agreement.

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Additional Information (unaudited) (continued)

September 30, 2025	Highland Global Allocation Fund

The Investment Adviser’s historical performance.

In considering the Fund’s performance, the Board of Trustees noted that it reviews at its regularly scheduled meetings information about the Fund’s performance results. The Board of Trustees considered the performance of the Fund as described in the quarterly and other reports provided by management over the course of the year. The Board of Trustees noted that the Investment Adviser reviewed with the Board of Trustees on at least a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board of Trustees reviewed the historical performance of the Fund over various time periods and reflected on previous discussions regarding matters bearing on the Investment Adviser’s performance at its meetings throughout the year. The Board of Trustees discussed the historical performance of the Fund and considered the relative performance of the Fund and its portfolio management team as compared to that of the Fund’s peer group as selected by FUSE, as well as comparable indices. Among other data, the Board of Trustees also received data with respect to the Fund’s leverage, discounts and distribution rates as compared to its peer group.

The Board of Trustees reviewed and considered the FUSE report, which provided a statistical analysis comparing the Fund’s investment performance, expenses and fees to those of comparable funds for various periods ended June 30, 2025 and management’s discussion of the same, including the effect of current market conditions on the Fund’s more recent performance. The Board of Trustees noted that while it found the data provided by FUSE, the independent third-party data provider, generally useful, it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board of Trustees also took into account management’s discussion of the category in which the Fund was placed for comparative purposes, including any differences between the Fund’s investment strategy and the strategy of the funds in the Fund’s category, as well as compared to the peer group selected by FUSE. The Board of Trustees also took into account its discussions with management over the course of the year regarding factors that contributed to the performance of the Fund, including any discussions with the Fund’s portfolio managers.

Among other data relating specifically to the Fund’s performance, the Board of Trustees considered that the Fund outperformed (based on NAV) its benchmark, the FTSE All World Index, for the five-year period ended June 30, 2025, but underperformed its benchmark for the one-, three-, and ten-year periods ended June 30, 2025. The Board of Trustees then considered that the Fund (based on NAV) had outperformed its peer group median for the one- and five-year period ended June 30, 2025, and underperformed its peer group median for the three- and ten-year periods ended June 30, 2025. The Board of Trustees took into account the unique mandate of the Fund as compared to the other funds in its peer group. The Board of Trustees also took into account management’s discussion of the Fund’s performance, including with respect to the Fund’s discount as compared to the Fund’s performance based on NAV, its distribution rate relative to its peers, as well as a discussion of certain of the Fund’s holdings and actions already taken and other plans to address the Fund’s discount.

The Board of Trustees concluded that the Fund’s overall performance and other relevant factors supported the continuation of the Agreement with respect to the Fund for an additional one-year period.

The costs of the services to be provided by the Investment Adviser and the profits to be realized by the Investment Adviser and its affiliates from the relationship with the Fund.

The Board of Trustees also gave consideration to the fees payable under the Agreement, the expenses the Investment Adviser incur in providing advisory services and the profitability to the Investment Adviser from managing the Fund, including: (1) information regarding the financial condition of the Investment Adviser and regarding profitability from the relationship with the Fund; (2) information regarding the total fees and payments received by the Investment Adviser for its services and, with respect to the Investment Adviser, whether such fees are appropriate given economies of scale and other considerations; (3) comparative information showing (a) the fees payable under the Agreement versus the

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Additional Information (unaudited) (continued)

September 30, 2025	Highland Global Allocation Fund

investment advisory fees of certain comparable funds that follow investment strategies similar to those of the Fund and (b) the expense ratios of the Fund versus the expense ratios of certain comparable funds that follow investment strategies similar to those of the Fund; and (4) information regarding the total fees and payments received and the related amounts waived and/or reimbursed by the Investment Adviser and whether such fees are appropriate.

The Board of Trustees considered that the Fund’s total net expenses were lower than its peer group median and that the Fund’s advisory fees were lower than its peer group median. The Board of Trustees took into account management’s discussion of the Fund’s expenses and any amounts waived and/or reimbursed by the Investment Adviser.

The Board also noted the Investment Adviser’s representation that the services provided to the Fund are not duplicative of any advisory services provided to any underlying funds in which the Fund may invest and that, with respect to affiliated funds, the Investment Adviser voluntarily waives the higher of the Fund’s advisory fee or the underlying fund’s advisory fee, for the portion of the Fund’s assets invested in such affiliated fund.

The Board of Trustees also considered the so-called “fallout benefits” to the Investment Adviser with respect to the Fund, such as the reputational value of serving as Investment Adviser to the Fund, potential fees paid to the Investment Adviser’s affiliates by the Fund or portfolio companies for services provided, the benefits of scale from investment by the Fund in affiliated funds, and the benefits of research made available to the Investment Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Board of Trustees concluded that the benefits received by the Investment Adviser and its affiliates were reasonable in the context of the relationship between the Investment Adviser and the Fund.

After such review, the Board of Trustees determined that the profitability to the Investment Adviser and its affiliates from their relationship with the Fund, if any, was not excessive.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders.

The Board of Trustees also considered the effect of the Fund’s growth in assets under management on its fees. The Board of Trustees noted that the Fund does not currently contain breakpoints in its advisory fee schedule. The Board of Trustees also noted the Fund’s closed-end fund structure. The Board of Trustees took into account the Investment Adviser’s discussion of the fee structure, including that the Fund may benefit from a voluntary waiver of a portion of its advisory fees or reimbursement of certain other expenses. The Board of Trustees also noted that the FUSE report included the Fund’s contractual fee schedule at different asset levels as compared to its universe and that the Fund’s advisory fee was at the lowest range of all asset levels as compared to its peer group and universe. The Board also considered that the Investment Adviser may share potential economies of scale from its advisory business in a variety of ways, including through investments in the business intended to enhance services available to the Fund. The Board of Trustees concluded that the fee structure is reasonable, and with respect to the Investment Adviser, should result in a sharing of economies of scale in view of the information provided. The Board of Trustees determined to continue to review the ways and extent to which economies of scale might be shared between the Investment Adviser, on the one hand, and shareholders of the Fund, on the other.

Conclusion.

Following a further discussion of the factors above, it was noted that in considering the approval of the Agreement, no single factor was determinative to the decision of the Board of Trustees. Rather, after weighing all factors and considerations, including those discussed above, the Board of Trustees, including separately, the Independent Trustees, unanimously agreed that the Agreement, including the advisory fee to be paid to the Investment Adviser, is fair and reasonable to the Fund in light of the services that the Investment Adviser provides, the expenses that it incurs and the reasonably foreseeable asset levels of the Fund.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting Global Shares (“Global Shares” or the “Plan Agent”), as agent for shareholders

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Additional Information (unaudited) (continued)

September 30, 2025	Highland Global Allocation Fund

in administering the Plan, a registered owner will receive newly issued Common Shares for all dividends declared for Common Shares of the Fund. If a registered owner of Common Share selects not to participate in the Plan, they will receive all dividends in cash paid by check mailed directly to them (or, if the shares are held in street or other nominee name, then to such nominee) by Global Shares, as dividend disbursing agent. Shareholders may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting Global Shares, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend. Some brokers may automatically elect to receive cash on the shareholders’ behalf and may reinvest that cash in additional Common Shares of the Fund for them. The Plan Agent will open an account for each shareholder under the Plan in the same name in which such shareholder’s Common Shares are registered. Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent through receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”). The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the net asset value per Common Share determined on the Declaration Date.

Control Persons and Principal Shareholders

As of September 30, 2025, the Trustees and officers of the Fund as a group owned less than 1% of the then outstanding shares of each class of shares of the Fund.

Control persons are presumed to control a Fund for purposes of voting on matters submitted to a vote of shareholders due to their beneficial ownership of 25% or more of a Fund’s outstanding voting securities.

Unless otherwise noted, as of September 30, 2025, no persons known by the Fund owned 25% or more of Fund’s outstanding shares.

A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or terms of the investment advisory agreement with the Investment Adviser.

Submission of Proposal to a Vote of Shareholders.

The annual meeting of shareholders of the Fund was held on June 16, 2025. The following is a summary of the proposal submitted to shareholders for a vote at the meeting and the votes cast.

Proposal

To elect Ethan Powell and Bryan A. Ward as a Class I Trustee of the Fund, to serve for a three year term, expiring at the 2028 or until his successor is duly elected and qualifies, by the holders of the Fund’s Common Shares.

Nominee/ Trustee	Number of Common Shares Votes	Percentage of Outstanding Common Shares	Percentage of Common Shares Voted

Ethan Powell

For	13,867,432	59.82%	90.00%

Withheld	1,540,872	6.65%	10.00%

Bryan A. Ward

For	14,099,064	60.82%	91.50%

Withheld	1,309,240	5.65%	8.50%

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Additional Information (unaudited) (continued)

September 30, 2025	Highland Global Allocation Fund

Trustees and Officers.

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Investment Adviser. The names and birth dates of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o NexPoint Asset Management, L.P., 300 Crescent Court, Suite 700, Dallas, TX 75201.

The “NexPoint Fund Complex,” as referred to herein consists of: each series of NexPoint Funds I (“NFI”), Highland Global Allocation Fund (“GAF”), Highland Opportunities and Income Fund (“HFRO”), NexPoint Real Estate Strategies Fund (“NRESF”) and NexPoint Capital, Inc. (the “BDC”), a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the NexPoint Funds Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Dr. Bob Froehlich (4/28/1953)	Trustee	Trustee since December 2013; 3 year term (expiring at 2026 annual meeting).	Retired.	7	Director of KC Concessions, Inc. (from January 2013 to March 2025); Director of American Sports Enterprise, Inc. (since January 2013); Chairman and owner, Kane County Cougars Baseball Club (from January 2013 to March 2025); Director of The Midwest League of Professional Baseball Clubs, Inc.(from January 2013 to December 2021); Director of Kane County Cougars Foundation, Inc. (from January 2013 to March 2025); Director of Galen Robotics, Inc. (since August 2016); Director and Special Advisor to Vault Data, LLC (since February 2018); and Director of American Association of Professional Baseball, Inc. (since February 2021); Director of National Amateur Fall Baseball Federation (since December 2023) and Executive Director of Kane County Cougars Baseball Foundation Inc. (from July 2023 to March 2025) and (remaining as Director).	Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

ANNUAL REPORT | 46

Additional Information (unaudited) (continued)

September 30, 2025	Highland Global Allocation Fund

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the NexPoint Fund Complex Overseen by the Trustee	Other Directorships/Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Ethan Powell (6/20/1975)	Trustee; Chairman of the Board	Trustee since December 2013; Chairman of the Board since December 2013; 3 year term (expiring at 2028 annual meeting).	Principal and CIO of Brookmont Capital Management, LLC since May 2020; CEO, Chairman and Founder of Impact Shares LLC since December 2015; Trustee/Director of the Fund Complex from June 2012 until July 2013 and since December 2013; and Director of Kelly Strategic Management since August 2021.	7	Trustee of Tidal Trust III (formerly Impact Shares Trust I) (since 2016).	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Fund Complex; significant administrative and managerial experience.

Dorri McWhorter (6/30/1973)	Trustee	Trustee since May 2022; 3 year term (expiring at 2026 annual meeting).	President & CEO of the Executives’ Club of Chicago (since June 2025); President & CEO, YMCA of Metropolitan Chicago (from 2021 to 2025); Chief Executive Officer, YWCA Metropolitan Chicago (from 2013 to 2021).	7	Board Director of William Blair Funds (since 2019); Board Director of Skyway Concession Company, LLC (since 2018); Board Director of Illinois CPA Society (2017-2022); Board Director of Lifeway Foods, Inc. (since 2020); Board Director of Green Thumb Industries, Inc. since 2022); Member of Financial Accounting Standards Advisory Council (since 2021); Board Director of LanzaTech Global, Inc. (since 2023).	Significant managerial and executive experience, including experience as president and chief executive officer; significant background and experience in financial accounting; significant experience on other boards of directors, including for other registered investment companies.

ANNUAL REPORT | 47

Additional Information (unaudited) (continued)

September 30, 2025	Highland Global Allocation Fund

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the NexPoint Fund Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEE

John Honis[2] (6/16/1958)	Trustee	Trustee since July 2013; 3 year term (expiring at 2027 annual meeting).	President of Rand Advisors, LLC (from August 2013 to August 2022); and President of Valience Group, LLC (since July 2021) and Consultant of Rand Advisors, LLC (since August 2022).	7	None.	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors.

[1]

On an annual basis, as a matter of Board policy, the Governance and Compliance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. The Board adopted a retirement policy wherein the Governance and Compliance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance and Compliance Committee reports its findings to the Board.

[2]

In light of certain relationships between Mr. Honis and historically affiliated entities of the Adviser, including Highland Capital Management, L.P. (“HCMLP”), arising out of HCMLP’s pending Chapter 11 proceedings, Mr. Honis is treated as an Interested Trustee of the Trust effective January 28, 2020.

ANNUAL REPORT | 48

Additional Information (unaudited) (concluded)

September 30, 2025	Highland Global Allocation Fund

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

OFFICERS

Dustin Norris (1/6/1984)	Executive Vice President	Indefinite Term; Executive Vice President since April 2019.	Head of Distribution and Chief Product Strategist at NexPoint since March 2019; President of NexPoint Securities, Inc. since April 2018; Head of Distribution at NexPoint from November 2017 until March 2019; Chief Product Strategist at NexPoint from September 2015 to March 2019; Officer of the Fund Complex since November 2012.

Frank Waterhouse (4/14/1971)	Treasurer, Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer	Indefinite Term; Treasurer since May 2015; Principal Accounting Officer since October 2017; Principal Executive Officer and Principal Financial Officer since April 2021.	Chief Financial Officer of Skyview Group since February 2021; Chief Financial Officer and Partner of Highland Capital Management, L.P. (“HCMLP”) from December 2011 and March 2015, respectively, to February 2021; Treasurer of the Fund Complex since May 2015; Principal Financial Officer October 2017 to February 2021; Principal Executive Officer February 2018 to February 2021.

Will Mabry (7/2/1986)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since April 2021.	Director, Fund Analysis of Skyview Group and NexPoint Advisors, L.P. since February 2021. Prior to his current role at Skyview Group, Mr. Mabry served as Senior Manager – Fund Analysis, Manager – Fund Analysis, and Senior Fund Analyst for HCMLP.

Stephanie Vitiello (6/21/1983)	Secretary, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Secretary since April 2021; Chief Compliance Officer and Anti- Money Laundering Officer since November 2021.	Chief Compliance Officer and Counsel of NexPoint Advisors, L.P. Previously Chief Compliance Officer and Counsel of Skyview Group from February 2021 to May 2025. Prior to her role at Skyview Group, Ms. Vitiello served as Managing Director – Distressed, Assistant General Counsel, Associate General Counsel and In- House Counsel for HCMLP.

ANNUAL REPORT | 49

Important Information About This Report

Investment Adviser

NexPoint Asset Management, L.P.

300 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

Equiniti Trust Company, LLC

PO Box 500

Newark, NJ 07101

Underwriter

NexPoint Securities, Inc.

200 Crescent Court, Suite 700

Dallas, TX 75201

Custodian

Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

Fund Counsel

K&L Gates LLP

1 Congress St., Suite 2900

Boston, MA 02114-2023

This report has been prepared for shareholders of Highland Global Allocation Fund (the “Fund”). As of January 1, 2021, paper copies of the Fund’s shareholder reports will no longer be sent by mail. Instead, the reports will be made available on

https://www.nexpointassetmgmt.com/resources/#forms, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the Fund or from your financial intermediary free of charge at any time. For additional information regarding how to access the Fund’s shareholder reports, or to request paper copies by mail, please call shareholder services at 1-877-665-1287.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to their portfolio securities, and the Fund’s proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT within sixty days after the end of the period. The Fund’s Form N-PORT are available on the Commission’s website at
http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-PORT by visiting the Fund’s website at www.nexpointassetmgmt.com.

The Statement of Additional Information includes additional information about the Fund’s Trustees and are available upon request without charge by calling 1-877-665-1287.

ANNUAL REPORT | 50

Equiniti Trust Company, LLC

PO Box 500

Newark, NJ 07101

Highland Global Allocation Fund

ANNUAL REPORT, SEPTEMBER 30, 2025

www.nexpointassetmgmt.com	GAF-AR-09/25

Item 2. Code of Ethics.

(a)

Highland Global Allocation Fund (the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not applicable.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The Registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item’s instructions.

(e)	Not applicable.

(f)

The Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed herewith as Exhibit (a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees (the “Board”) has determined that Dorri McWhorter, a member of the Audit & Qualified Legal Compliance Committee of the Board (the “Audit Committee”), is an audit committee financial expert as defined by the U.S. Securities and Exchange Commission (the “SEC”) in Item 3 of Form N-CSR. Ms. McWhorter is “independent” as defined by the SEC for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $162,000 for the fiscal year ended September 30, 2024 and $180,000 for the fiscal year ended September 30, 2025.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for the fiscal year ended September 30, 2024 and $0 for the fiscal year ended September 30, 2025.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $14,000 for the fiscal year ended September 30, 2024 and $18,000 for the fiscal year ended September 30, 2025. The nature of the services related to assistance on the Registrant’s tax returns and excise tax calculations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended September 30, 2024 and $0 for the fiscal year ended September 30, 2025.

(e)(1)	Disclose the Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The Audit Committee shall:

(a) have direct responsibility for the appointment, compensation, retention and oversight of the Registrant’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b) review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Registrant and all non-audit services to be provided by the independent auditors to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant; and

(c) establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d) review and consider whether the independent auditors’ provision of any non-audit services to the Registrant, the Registrant’s investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	100%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $14,000 for the fiscal year ended September 30, 2024 and $18,000 for the fiscal year ended September 30, 2025.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Trustees, each of whom is not an “interested person” as defined in the 1940 Act:

Dr. Bob Froehlich

Dorri McWhorter

Ethan Powell

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Annual Report to Shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Renumeration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The basis for approval of the Registrant’s Investment Advisory Agreement is included as part of the Annual Report to Shareholders filed under Item 1 of this form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICY

Purpose and Scope

The purpose of these voting policies and procedures (the “Policy”) is to set forth the principles and procedures by which NexPoint Asset Management, L.P. (the “Company”) votes or gives consents with respect to the securities owned by Clients for which the Company exercises voting authority and discretion.1 For avoidance of doubt, this includes any proxy and any shareholder vote or consent, including a vote or consent for a private company or other issuer that does not involve a proxy. These policies and procedures have been designed to help ensure that votes are cast in the best interests of Clients in accordance with the Company’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”).

[1]	In any case where a Client has instructed the Company to vote in a particular manner on the Client’s behalf, those instructions will govern in lieu of parameters set forth in the Policy.

This Policy applies to securities held in all Client accounts (including Retail Funds and other pooled investment vehicles) as to which the Company has explicit or implicit voting authority. Implicit voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority to the Client.

If the Company has delegated voting authority to an investment sub-adviser with respect to any Retail Fund, such sub-adviser will be responsible for voting all proxies for such Retail Funds in accordance with the sub-adviser’s proxy voting policies. The Compliance Department, to provide oversight over the proxy voting by sub-advisers and to ensure that votes are executed in the best interests of the Retail Funds, shall (i) review the proxy voting policies and procedures of each Retail Fund sub-adviser to confirm that they comply with Rule 206(4)-6, both upon engagement of the sub-adviser and upon any material change to the sub-adviser’s proxy voting policies and procedures, and (ii) require each such sub-adviser to provide quarterly certifications that all proxies were voted pursuant to the sub-adviser’s policies and procedures or to describe any inconsistent votes.

General Principles

The Company and its affiliates engage in a broad range of activities, including investment activities for their own accounts and for the accounts of various Clients and providing investment advisory and other services to Clients. In the ordinary course of conducting the Company’s activities, the interests of a Client may conflict with the interests of the Company, other Clients and/or the Company’s affiliates and their clients. Any conflicts of interest relating to the voting of proxies, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures. The guiding principle by which the Company votes all proxies is to vote in the best interests of each Client by maximizing the economic value of the relevant Client’s holdings, taking into account the relevant Client’s investment horizon, the contractual obligations under the relevant advisory agreements or comparable documents and all other relevant facts and circumstances at the time of the vote. The Company does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, this guiding principle.

Voting Procedures

Third-Party Proxy Advisors

The Company may engage a third-party proxy advisor (“Proxy Advisor”) to provide proxy voting recommendations with respect to Client proxies. Proxy Advisor voting recommendation guidelines are generally designed to increase investors’ potential financial gain. When considering whether to retain or continue retaining any particular Proxy Advisor, the Compliance Department will ascertain, among other things, whether the Proxy Advisor has the capacity and competency to adequately analyze proxy issues. In this regard, the Compliance Department will consider, among other things: the adequacy and quality of the Proxy Advisor’s staffing and personnel; the robustness of its policies and procedures regarding its ability to (a) engage with issuers and ensure that its proxy voting recommendations are based on current and accurate information and (b) identify and address any conflicts of interest and any other considerations that the Compliance Department determines would be appropriate in considering the nature and quality of the services provided by the Proxy Advisor. To identify and address any conflicts that may arise on the part of the Proxy Advisor, the Compliance Department will ensure that the Proxy Advisor notifies the Compliance Department of any relevant business changes or changes to its policies and procedures regarding conflicts.

Third-Party Proxy Voting Services

The Company may utilize a third-party proxy voting service (“Proxy Voting Service”) to monitor holdings in Client accounts for purposes of determining whether there are upcoming shareholder meetings or similar corporate actions and to execute Client proxies on behalf of the Company pursuant to the Company’s instructions, which shall be given in a manner consistent with this Policy. The Compliance Department will oversee each Proxy Voting Service to ensure that proxies have been voted in a manner consistent with the Company’s instructions.

Monitoring

Subject to the procedures regarding Nonstandard Proxy Notices described below, the Compliance Department of the Company shall have responsibility for monitoring Client accounts for proxy notices. Except as detailed below, if proxy notices are received by other employees of the Company, such employees must promptly forward all proxy or other voting materials to the Compliance Department.

Portfolio Manager Review and Instruction

From time to time, the settlement group of the Company may receive nonstandard proxy notices, regarding matters including, but not limited to, proposals regarding corporate actions or amendments (“Nonstandard Proxy Notices”) with respect to securities held by Clients. Upon receipt of a Nonstandard Proxy Notice, a member of the settlement group (the “Settlement Designee”) shall send an email notification containing all relevant information to the Portfolio Manager(s) with responsibility for the security and [     .com]. Generally, the relevant Portfolio Manager(s) shall deliver voting instructions for Nonstandard Proxy Notices by replying to the email notice sent to the Portfolio Manager(s) and [     .com] by the Settlement Designee or by sending voting instructions to [     .com] and [     .com]. Any conflicts for Nonstandard Proxy Notices should also be disclosed to the Compliance Department. In the event a Portfolio Manager orally conveys voting instructions to the Settlement Designee or any other member of the Company’s settlement group, that Settlement Designee or member of the Company’s settlement group shall respond to the original notice email sent to [     .com] detailing the Portfolio Manager(s) voting instructions.

With regard to standard proxy notices, on a weekly basis, the Compliance Department will send a notice of upcoming proxy votes related to securities held by Clients and the corresponding voting recommendations of the Proxy Advisor to the relevant Portfolio Manager(s). Upon receipt of a proxy notice from the Compliance Department, the Portfolio Manager(s) will review and evaluate the upcoming votes and recommendations. The Portfolio Managers may rely on any information and/or research available to him or her and may, in his or her discretion, meet with members of an issuer’s management to discuss matters of importance to the relevant Clients and their economic interests. Should the Portfolio Manager determine that deviating from the Proxy Advisor’s recommendation is in a Client’s best interest, the Portfolio Manager shall communicate his or her voting instructions to the Compliance Department.

In the event that more than one Portfolio Manager is responsible for making a particular voting decision and such Portfolio Managers are unable to arrive at an agreement as to how to vote with respect to a particular proposal, they should consult with the applicable Chief Compliance Officer (the “CCO”) for guidance.

Voting

Upon receipt of the relevant Portfolio Managers’ voting instructions, if any, the Compliance Department will communicate the instructions to the Proxy Voting Service to execute the proxy votes.

Supplemental Information of Issuers

In the event that the Company becomes aware that an issuer has filed with the Securities and Exchange Commission (the “SEC”) supplemental information in response to a Proxy Advisor’s voting recommendation, sufficiently in advance of the submission deadline which would reasonably be expected to affect the Company’s voting determination, the Compliance Department will review such supplemental information and provide the supplemental information to the relevant Portfolio Manager(s). The Portfolio Manager shall communicate to the Compliance Department whether or not the previously provided voting instructions should be changed, and the Compliance Department document the extent to which the supplemental information was considered and/or impacted the voting.

Non-Votes

It is the general policy of the Company to vote or give consent on all matters presented to security holders in any vote, and these policies and procedures have been designated with that in mind. However, the Company reserves the right to abstain on any particular vote if, in the judgment of the CCO, or the relevant Portfolio Manager, the effect on the relevant Client’s economic interests or the value of the portfolio holding is insignificant in relation to the Client’s portfolio, if the costs associated with voting in any particular instance outweigh the benefits to the relevant Clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the relevant Clients not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, a Portfolio Manager may determine: (a) not to recall securities on loan if, in his or her judgment, the matters being voted upon are not material events affecting the securities and the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote proxies relating to certain foreign securities if, in his or her judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

Conflicts of Interest

The Company’s Compliance Department is responsible for monitoring voting decisions for any conflicts of interest, regardless of whether they are actual or perceived. All voting decisions contrary to the recommendation of a Proxy Advisor require a mandatory conflicts of interest review by the Compliance Department, which will include a consideration of whether the Company or any Portfolio Manager or other person recommending or providing input on how to vote has an interest in the vote that may present a conflict of interest.

In addition, all Company investment professionals are expected to perform their tasks relating to the voting of proxies in accordance with the principles set forth above, according the first priority to the best interest of the relevant Clients. If at any time a Portfolio Manager or any other investment professional becomes aware of a potential or actual conflict of interest regarding any particular voting decision, he or she must contact the Compliance Department promptly and, if in connection with a proxy that has yet to be voted, prior to such vote. If any investment professional is pressured or lobbied, whether from inside or outside the Company, with respect to any particular voting decision, he or she should contact the Compliance Department promptly. The CCO will use his or her best judgment to address any such conflict of interest and ensure that it is resolved in accordance with his or her independent assessment of the best interests of the relevant Clients.

In the event of a conflict, the Company may choose to address such conflict by: (i) voting in accordance with the Proxy Advisor’s recommendation; (ii) the CCO determining how to vote the proxy (if the CCO approves deviation from the Proxy Advisor’s recommendation, then the CCO shall document the rationale for the vote); (iii) “echo voting” or “mirror voting” the proxy in the same proportion as the votes of other proxy holders that are not Clients; or (iv) with respect to Clients other than Retail Funds, notifying the affected Client of the material conflict of interest and seeking a waiver of the conflict or obtaining such Client’s voting instructions. Where the Compliance Department deems appropriate, third parties may be used to help resolve conflicts. In this regard, the CCO or his or her delegate shall have the power to retain fiduciaries, consultants or professionals to assist with voting decisions and/or to delegate voting or consent powers to such fiduciaries, consultants or professionals.

Where a conflict of interest arises with respect to a voting decision for a Retail Fund, the Company shall disclose the conflict and the rationale for the vote taken to the Retail Fund’s Board of Directors/Trustees at the next regularly scheduled quarterly meeting. The Compliance Department will maintain a log documenting the basis for the decision and will furnish the log to the Board of Trustees.

Material Conflicts of Interest

The following relationships or circumstances are examples of situations that may give rise to a material conflict of interest for purposes of this Policy. This list is not exclusive or determinative; any potential conflict (including payments of the types described below but less than the specified threshold) should be identified to the Company’s Compliance Department:

(i)	The issuer is a Client of the Company, or of an affiliate, accounting for more than 5% of the Company’s or affiliate’s annual revenues.

(ii)	The issuer is an entity that reasonably could be expected to pay the Company or its affiliates more than $1 million through the end of the Company’s next two full fiscal years.

(iii)

The issuer is an entity in which a “Covered Person” (as defined in the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (the “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.

(iv)

The issuer is an entity in which an officer or partner of the Company or a relative of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.

(v)

The matter under consideration could reasonably be expected to result in a material financial benefit to the Company or its affiliates through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Retail Fund advised by the Company or an affiliate).

(vi)

Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.

(vii)	The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.

(viii)	Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.

Notwithstanding the foregoing, a conflict of interest described above shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:

The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer’s outstanding voting securities and (ii) such securities do not represent more than 2% of the Client’s holdings with the Company.

The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

Recordkeeping

Following the submission of a proxy vote, the Registrant will maintain a report of the vote and all relevant documentation.

The Registrant shall retain records relating to the voting of proxies and the Company shall conduct due diligence, including on Proxy Voting Services and Proxy Advisors, as applicable, to ensure the following records are adequately maintained by the appropriate party:

(i)	Copies of this Policy and any amendments thereto.

(ii)	A current copy of the Proxy Advisor’s voting guidelines, as amended.

(iii)

A copy of each proxy statement that the Company receives regarding Client securities, including any supplemental information an issuer files with the SEC that the Company becomes aware of. The Company may rely on a third party to make and retain, on the Company’s behalf, a copy of a proxy statement, provided that the Company has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request.

(iv)

Records of each vote cast by the Company on behalf of Clients. The Company may satisfy this requirement by relying on a third party to make and retain, on the Company’s behalf, a record of the vote cast, provided that the Company has obtained an undertaking from the third party to provide a copy of the record promptly upon request.

(v)	A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

(vi)

A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.2

[2]

If the Company has essentially immediate access to a book or record (on the Company’s proprietary system or otherwise) through a computer located at an appropriate office of the Company, then that book or record will be considered to be maintained at an appropriate office of the Company. “Immediate access” to books and records includes that the Company has the ability to provide promptly to Securities and Exchange Commission (the “SEC”) examination staff hard copies of the books and records or access to the storage medium. The party responsible for the applicable books and records as described above shall also be responsible for ensuring that those books and records for the first two years are either physically maintained in an appropriate office of the Company or that the Company otherwise has essentially immediate access to the required books and records for the first two years.

Enforcement of this Policy

It shall be the responsibility of the Compliance Department to handle or coordinate the enforcement of this Policy. The Compliance Department will periodically sample proxy voting records to ensure that proxies have been voted in accordance with this Policy, with a particular focus on any proxy votes that require additional analysis (e.g., proxies voted contrary to the recommendations of a Proxy Advisor).

If the Compliance Department determines that a Proxy Advisor or Proxy Voting Service may have committed a material error, the Compliance Department will investigate the error, taking into account the nature of the error, and seek to determine whether the Proxy Advisor or Proxy Voting Service is taking reasonable steps to reduce similar errors in the future.

In addition, no less frequently than annually, the Compliance Department will review the adequacy of this Policy to ensure that it has been implemented effectively and to confirm that this Policy continues to be reasonably designed to ensure that proxies are voted in the best interest of Clients.

Disclosures to Clients and Investors

As a matter of policy, the Company does not disclose how it expects to vote on upcoming proxies. Additionally, the Company does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The Registrant’s portfolio manager, who is primarily responsible for the day-to-day management of the Registrant’s portfolio, is James Dondero.

James Dondero — Mr. Dondero is the founder of NexPoint Advisors, L.P. (“NexPoint”) and co-founder of Highland Capital Management Fund Advisors, L.P. (“HCMFA”). Mr. Dondero has over 30 years of experience investing in credit and equity markets and has helped pioneer credit asset classes. Prior to founding Highland Capital Management, L.P. (“HCMLP”) in 1993, Mr. Dondero served as Chief Investment Officer of Protective Life’s GIC subsidiary and helped grow the business from concept to over $2 billion between 1989 and 1993. His portfolio management experience includes mortgage-backed securities, investment grade corporates, leveraged bank loans, high-yield bonds, emerging market debt, real estate, derivatives, preferred stocks and common stocks. From 1985 to 1989, he managed approximately $1 billion in fixed income funds for American Express. Mr. Dondero received a BS in Commerce (Accounting and Finance) from the University of Virginia and is a Certified Managerial Accountant. Mr. Dondero has earned the right to use the Chartered Financial Analyst designation. Mr. Dondero is the portfolio manager of NexPoint’s Merger Arbitrage Fund, Event Driven Fund, and the Climate Tech Fund. He also holds various officer and director roles across NexPoint’s publicly traded REITs: NexPoint Residential Trust, Inc. (NYSE:NXRT), which focuses on multifamily assets; NexPoint Real Estate Finance, Inc. (NYSE:NREF), a commercial mortgage REIT; NexPoint Hospitality Trust (TSXV:NHT.U), which focuses on hospitality assets; NexPoint Diversified Real Estate Trust(NYSE:NXDT), which focuses on investing among various commercial real estate property types and across the capital structure. Mr. Dondero also holds director positions with Vinebrook Homes Trust, Inc. and NexPoint Hospitality Trust. He is the chairman of NexBank Capital, Inc., a director of NexBank SSB, and a manager of SeaOne Holdings, LLC.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about funds and accounts, other than the Registrant, for which the Registrant’s portfolio manager is primarily responsible for the day-to-day portfolio management as of September 30, 2025.

James Dondero

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	6	$1,953	1	$40
Other Pooled Investment Vehicles:	3	$4,919	3	$4,919
Other Accounts:	—	$—	—	$—

Potential Conflicts of Interests

NexPoint Asset Management, L.P. (“NAM” or the “Adviser”) and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Registrant. For the purposes of this section, the term “NAM” shall include the Adviser and its affiliated investment advisors, and all affiliates listed on its Form ADV, as filed via an amendment with the SEC March 28th, 2025 (CRD No. 149653).

In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Registrant’s monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from the Registrant and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.

NAM has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. NAM has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, NAM furnishes advisory services to numerous clients in addition to the Registrant, and NAM may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that have performance or higher fees paid to NAM or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Registrant. In addition, NAM, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Registrant. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information.

The Adviser, its affiliates or their partners, directors, officers or employees similarly serve or may serve other entities that operate in the same or related lines of business, including accounts managed by an investment adviser affiliated with the Adviser. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Registrant. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Registrant and other funds and clients.

In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, pursuant to policies and procedures adopted by the Adviser and its advisory affiliates that are designed to manage potential conflicts of interest, which may, subject to applicable regulatory constraints, involve pro rata co-investment by the funds and such other clients or may involve a rotation of opportunities among the funds and such other clients. The Registrant will only make investments in which the Adviser or an affiliate hold an interest to the extent permitted under the 1940 Act and SEC staff interpretations or pursuant to the terms and conditions of the exemptive order received by certain advisers and funds affiliated with the Registrant, dated April 19, 2016. For example, exemptive relief is not required for the Registrant to invest in syndicated deals and secondary loan market transactions in which the Adviser or an affiliate has an interest where price is the only negotiated point. The order applies to all “Investment Companies,” including future closed-end investment companies registered under the 1940 Act that are managed by affiliated advisers, which includes the Registrant. The Registrant, therefore, may in the future invest in accordance with the terms and conditions of the exemptive order. To mitigate any actual or perceived conflicts of interest, allocation of limited offering securities (such as IPOs and registered secondary offerings) to principal accounts that do not include third party investors may only be made after all other client account orders for the security have been filled. However, there can be no assurance that such policies and procedures will in every case ensure fair and equitable allocations of investment opportunities, particularly when considered in hindsight.

Conflicts may arise in cases when clients and/or the Adviser and other affiliated entities invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients own private securities or obligations of an issuer and other clients may own public securities of the same issuer. In addition, one or more clients may invest in securities, or other financial instruments, of an issuer that are senior or junior to securities, or financial instruments, of the same issuer that are held by or acquired for, one or more other clients. For example, if such issuer encounters financial problems, decisions related to such securities (such as over the terms of any workout or proposed waivers and amendments to debt covenants) may raise conflicts of interests. In such a distressed situation, a client holding debt securities of the issuer may be better served by a liquidation of the issuer in which it may be paid in full, whereas a client holding equity securities of the issuer might prefer a reorganization that holds the potential to create value for the equity holders. In the event of conflicting interests within an issuer’s capital structure, NAM generally will pursue the strategy that NAM believes best reflects what would be expected to be negotiated in an arm’s length transaction, but in all instances with due consideration being given to NAM’s fiduciary duties to each of its accounts (without regard to the nature of the accounts involved or fees received from such accounts). This strategy may be recommended by one or more NAM investment professionals. A single person may make decisions with respect to more than one part of an issuer’s capital structure. NAM personnel board members may still make recommendations to the applicable investment professional(s). A portfolio manager with respect to any applicable NAM registered investment company clients (“Retail Accounts”) will make an independent determination as to which course of action he or she determines is in the best interest of the applicable Retail Accounts. NAM may use external counsel for guidance and assistance. The Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage potential conflicts of interest involving clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Registrant and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Registrant. Not all conflicts of interest can be expected to be resolved in favor of the Registrant.

Another type of conflict may arise if one client account buys a security and another client account sells or shorts the same security. Currently, such opposing positions are generally not permitted within the same account without prior trade approval by the Adviser’s Chief Compliance Officer. However, a portfolio manager may enter into opposing positions for different clients to the extent each such client has a different investment objective and each such position is consistent with the investment objective of the applicable client. In addition, transactions in investments by one or more affiliated client accounts may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of other client accounts.

Because certain client accounts may have investment objectives, strategies or legal, contractual, tax or other requirements that differ (such as the need to take tax losses, realize profits, raise cash, diversification, etc.), an affiliated adviser may purchase, sell or continue to hold securities for certain client accounts contrary to other recommendations. In addition, an affiliated adviser may be permitted to sell securities or instruments short for certain client accounts and may not be permitted to do so for other affiliated client accounts.

As a result of the Fund’s arrangements with NAM, there may be times when NAM has interests that differ from those of the Fund’s shareholders, giving rise to a conflict of interest. The Fund’s officers serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund does, or of investment funds managed by the Adviser or its affiliates. Similarly, the Adviser or its affiliates may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Fund or its shareholders. For example, the Fund’s officers have, and will continue to have, management responsibilities for other investment funds, accounts or other investment vehicles managed or sponsored by the Adviser and its affiliates. The Fund’s investment objective may overlap, in part or in whole, with the investment objective of such affiliated investment funds, accounts or other investment vehicles. As a result, those individuals may face conflicts in the allocation of investment opportunities among the Registrant and other investment funds or accounts advised by or affiliated with the Adviser. The Adviser will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, the Fund can offer no assurance that such opportunities will be allocated to it fairly or equitably in the short-term or over time.

In addition, it is anticipated that a portion of the Registrant’s assets will be represented by real estate investment trusts (“REITs”), asset backed securities and/or collateralized loan obligations (“CLOs”) sponsored, organized and/or managed by the Adviser and its affiliates or its historical affiliates. The Adviser will monitor for conflicts of interest in accordance with its fiduciary duties and will provide the independent trustees of the Registrant with an opportunity to periodically review the Registrant’s investments in such REITs, asset-backed securities and/or CLOs and assure themselves that continued investment in such securities remains in the best interests of the Registrant and its shareholders. The Adviser may effect client cross-transactions where it causes a transaction to be effected between the Registrant and another client advised by the Adviser or any of its affiliates. The Adviser may engage in a client cross-transaction involving the Registrant any time that the Adviser believes such transaction to be fair to the Registrant and the other client of the Adviser or its affiliates. As further described below, the Adviser may effect principal transactions where the Registrant may make and/or hold an investment, including an investment in securities, in which the Adviser and/or its affiliates have a debt, equity or participation interest, in each case in accordance with applicable law, which may include the Adviser obtaining the consent and approval of the Registrant prior to engaging in any such principal transaction between the Registrant and the Adviser or its affiliates.

The Adviser may direct the Registrant to acquire or dispose of investments in cross trades between the Registrant and other clients of the Adviser or its affiliates in accordance with applicable legal and regulatory requirements. In addition, to the extent permitted by the 1940 Act and SEC staff interpretations, the Registrant may make and/or hold an investment, including an investment in securities, in which the Adviser and/or its affiliates have a debt, equity or participation interest, and the holding and sale of such investments by the Registrant may enhance the profitability of the Adviser’s own investments in such companies.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

NAM’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the pre-tax relative performance of a portfolio manager’s underlying account, the pre-tax combined performance of the portfolio manager’s underlying accounts, and the pre-tax relative performance of the portfolio manager’s underlying accounts measured against other employees. Portfolio managers are compensated generally based on their investment performance. The portfolio managers and other investment professionals are ranked based on the alpha generated by their portfolio versus their target index benchmark. Their investment performance is evaluated both versus a target index benchmark return and also compared to the returns of their peers at NAM and its affiliates. Other attributes which may be considered in the evaluation process are communication, teamwork, attitude and leadership.

The target indices for the Registrant’s portfolio managers are the Morningstar Bank Loan Fund Category and CS Leveraged Loan Index.

NAM is owned by Highland Capital Management Services, Inc., a Delaware corporation (“HCM Services”) and its general partner, Strand Advisors XVI, Inc., of which Mr. James Dondero is the sole stockholder. HCM Services is controlled by Mr. Dondero and Mr. Mark Okada by virtue of their respective share ownership. Mr. Dondero does not receive compensation based upon investment performance of the funds for which he serves as portfolio manager and instead shares in the profits of NAM.

The principal components of compensation include a base salary, a discretionary bonus and various retirement benefits.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with NAM, which may include the amount of assets supervised and other management roles within NAM. Base compensation is determined by taking into account current industry norms and market data to ensure that NAM pays a competitive base compensation.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market.

Because each person’s compensation is based on his or her individual performance, NAM does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with NAM.

(a)(4)	Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by the Registrant’s portfolio manager as of September 30, 2025.

Name of Portfolio Manager	Dollar Ranges of Equity Securities Beneficially Owned by Portfolio Manager
James Dondero	Over $1,000,000

(b) Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant or any “affiliated purchaser” during the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board.

Item 16. Controls and Procedures.

Assessment of the Registrant’s Control Environment

(a) Evaluation of Disclosure Controls and Procedures.

The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 (the “Exchange Act”) and the 1940 Act is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

(1)	Gross income from securities lending activities: $893

(2)	All fees and/or compensation for securities lending activities and related services: $0

(3)	Aggregate fees/compensation: $0

(4)	Net income from securities lending activities: $893

(b)	During the Registrant’s most recent fiscal year ended September 30, 2025, The Bank of New York (“BNY”) served as the Registrant’s securities lending agent.

As a securities lending agent, BNY is responsible for the implementation and administration of the Registrant’s securities lending program. Pursuant to its respective Securities Lending Agreement (“Securities Lending Agreement”) with the Registrant, BNY, as a general matter, performs various services, including the following:

•	Locating borrowers;

•	Monitoring daily the value of the loaned securities and collateral (i.e. the collateral posted by the party borrowing);

•	Negotiation of loan terms;

•	Selection of securities to be loaned;

•	Recordkeeping and account servicing;

•	Monitoring of dividend activity and material proxy votes relating to loaned securities, and;

•	Arranging for return of loaned securities to the registrant at loan termination.

Item 18. Recovery of Erroneously Awarded Compensation

(a) Not applicable.

(b) Not applicable.

Item 19.	Exhibits.

(a)(1)	The Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Not applicable.

(a)(3)	Certification pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIGHLAND GLOBAL ALLOCATION FUND

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer and Treasurer

Date: December 8, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following person(s) on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer and Treasurer

Date: December 8, 2025